UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2016

Classes A, B, C, I, O, R, R6 and W

■  Voya Large-Cap Growth Fund
■  Voya Large Cap Value Fund
■  Voya MidCap Opportunities Fund
■  Voya Multi-Manager Mid Cap Value Fund
■  Voya Real Estate Fund
■  Voya SmallCap Opportunities Fund

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	17
Report of Independent Registered Public Accounting Firm	19
Statements of Assets and Liabilities	20
Statements of Operations	24
Statements of Changes in Net Assets	26
Financial Highlights	29
Notes to Financial Statements	34
Summary Portfolios of Investments	48
Tax Information	65
Trustee and Officer Information	66

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Brexit, and what comes after

Dear Shareholder,

Up until mid-June few thought the so-called “Brexit” referendum, on whether the UK should exit or remain in the European Union (“EU”), would have consequences beyond fluctuations in the pound. That changed, however, as momentum shifted toward the “leave” vote. The run-up to the vote saw a broad flight to safety, with slumping stock prices, increasing currency volatility, rising gold prices and newly-low bond yields. The U.S. Federal Reserve Board cited Brexit uncertainty as one of the factors influencing its decision not to hike interest rates in June.

Right up to the poll closings on the eve of June 23rd, pundits thought the “remain” vote would prevail; their expectations were dashed as “leave” took a lead. Markets woke to a nightmare come true on Friday, June 24th: a global sell-off in risk markets, most pronounced in peripheral European and Japanese equities, the British pound and global bank shares. Once the dust settled, markets in Europe had lost close to nine percent, Japan nearly eight percent and the pound eight percent.

That said, equity markets experienced a rapid rebound with both the S&P 500 and Dow Jones Industrial average regaining their footing by month-end. This is evidence that while Brexit represents a shock to the global economy, the rest of the world may not have to follow suit.

By the time you read this, at least a few weeks will have elapsed and the ripples from Brexit have begun to subside. Still, it’s important to keep in mind that stresses such as this call for calm thinking. You may have seen your portfolio valuations fluctuate and been tempted to change your strategy in hopes of sidestepping potential losses. We believe you should keep focused on achieving your long-term goals, don’t get distracted by trying to avoid near-term losses. Stay well-diversified; if you are concerned about volatility, consult with your financial advisor before taking any actions.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
June 28, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2016

In our semi-annual report, we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were shaken in August when China announced a 2% devaluation of the yuan, yet staged a strong recovery in October. But this was stalling by the end of November and started to unravel in December. Concerns intensified into February before a dramatic rally left the Index down just 4.27% for the fiscal year. (The Index returned -3.96% for the year ended May 31, 2016, measured in U.S. dollars.)

U.S. economic data were mixed during the period. One island of fairly consistent optimism was employment. The May report was somewhat disappointing by itself, but indicated that new jobs were still averaging 200,000 per month with the unemployment rate down to 4.98%. But the good news was like an island because it seemed to end at the water’s edge with little of it exported to other areas of economic activity like wages, prices and retail sales.

The Federal Open Market Committee (“FOMC”) continually referred to employment in its deliberations and the concern was that this would be used to justify more interest rate increases than the economy could bear. The FOMC on December 16 announced a 0.25% increase in the federal funds rate as a first step in normalizing policy, with FOMC members forecasting four additional rate increases in 2016. This was a prospect condemned by many as detached from reality, to the point of risking recession.

So investor sentiment started 2016 in rather a sour mood and this quickly deteriorated.

Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving: the headline index only rose 0.7% in 2015, the smallest increase since 2008. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015.

One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was to many commentators an unstable dynamic which could only end badly.

The perception of divergence and the general pessimism were made worse by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy attempt at currency devaluation in August, the authorities were spending about $100bn per month in foreign exchange reserves to keep the yuan steady. On January 7, China set the yuan sharply lower, suggesting that they were now reconciled to further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.

Exactly why many markets hit bottom on February 11 is not clear. At around this time and subsequently, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. Yet by May FOMC officials were talking about two to three increases in 2016, starting soon. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off; the price of a barrel of oil soared 87% between February 11 and May 31. The Index, down nearly 17% for the fiscal year, regained almost 15% over the same period.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 2.99% in the fiscal year, the Barclays U.S. Treasury Bond sub-index added 3.01%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 3.62%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) lost just 0.77%, having been down nearly 13% on February 11.

U.S. equities, represented by the S&P 500® Index including dividends, gained 1.72% for the twelve months, 15.43% after February 11, paced by the more defensive utilities 14.62% and telecoms 11.80%. The worst performing sector was energy, down 10.13% for the year, but up 23.52% from February 11. In total, S&P 500® earnings per share suffered their fourth consecutive year-over-year decline in the first quarter of 2016.

In currencies, the dollar ultimately suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 2.64% against the euro over the fiscal year, 11.45% against the yen, but advanced 5.34% against the pound as latterly the possibility of Britain’s exit from the European Union loomed larger.

In international markets, the MSCI Japan® Index slumped 17.99% in the 12 months through May, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 8.99%, with the financials sector hard hit by the margin-squeezing effect of low interest rates. Pharmaceutical and auto companies also lagged. The MSCI UK® Index, fell 7.86%. Its financials also suffered from low interest rates, while its heavily weighted miners and oil companies were under pressure from historically low commodities prices.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA LARGE-CAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2016 (as a percentage of net assets)

Information Technology	28.7%
Consumer Discretionary	21.4%
Health Care	16.3%
Consumer Staples	11.0%
Industrials	10.4%
Financials	6.9%
Materials	3.7%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large-Cap Growth Fund* (the “Fund’’ or “Large-Cap Growth”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.68% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 1.61% for the same period.

Portfolio Specifics: The Fund outperformed the Index before the deduction of fees and expenses, but underperformed net of fees and expenses, primarily due to stock selection effects, most notably, in the consumer staples and materials sectors. By contrast, the consumer discretionary and energy sectors contributed the most to performance.

Key detractors included our overweight positions in DISH Network, McKesson Corporation, and Shire PLC Sponsored ADR (“Shire”).

Our overweight position in media company DISH Network detracted from performance. Even though the company reported earnings that topped estimates during the year, its revenue results were disappointing. Like other media companies, DISH Network is struggling amidst competition from streaming service providers such as Netflix and Hulu and is consequently losing pay-tv subscribers. Broader concerns about regulatory interference with the outcome of the recent spectrum auction results appeared to weigh on the stock as well as questions around when and how DISH Network will monetize their accumulated spectrum assets.

An overweight position in health care company McKesson Corporation detracted from performance. Drug distributors have faced stronger than expected business headwinds in the U.S. in calendar year 2016, most notably less generic drug inflation and moderating brand drug inflation. As a result, McKesson Corporation has reported weaker operating profit growth in 2016 and had to lower earnings projections.

An overweight position in specialty pharmaceutical company Shire detracted from performance during the year. Shire’s acquisition of Baxalta created an overhang and depressed the share price for several months as investors debated the growth outlook of Baxalta’s key hemophilia drug franchise, and as investors waited for better visibility on the value of Shire’s new product pipeline, in particular the pending FDA approval of dry eye drug Lifitegrast.

Key contributors to performance included our overweight positions in Amazon.com, Home Depot and Edwards Lifesciences Corporation.

Our overweight position in online retailer Amazon.com contributed to performance during the year. The company reported consecutive quarters of better than expected results and began disclosing the financials to their cloud computing business, Amazon Web Services, which was decidedly more profitable than investors had previously believed. In addition to strong growth in Amazon Web Services, the company benefited from strong demand for its Prime delivery service. After declining early in 2016 as investors shifted out of momentum stocks, the company reported another strong quarter, boosting the shares, as the company continues to take share from brick and mortar stores.

Top Ten Holdings as of May 31, 2016 (as a percentage of net assets)

Apple, Inc.	6.3%
Alphabet, Inc. — Class A	4.4%
Amazon.com, Inc.	3.8%
Home Depot, Inc.	3.4%
PepsiCo, Inc.	3.4%
Comcast Corp. — Class A	2.9%
Microsoft Corp.	2.7%
Visa, Inc. — Class A	2.5%
Facebook, Inc.	2.5%
UnitedHealth Group, Inc.	2.3%
Portfolio holdings are subject to change daily.

Our overweight position in home improvement retailer Home Depot contributed positively to performance during the year. The company reported earnings that beat estimates consecutively for the past four quarters driven by record comparable same-store sales and revenue growth as a result of improvement in the housing market and market share gains. Home price appreciation and increased housing turnover drove a continued recovery in home improvement spend, including in large ticket remodels, while Home Depot’s efforts to better serve the professional customer and continued weakness at Sears resulted in significant share gains. Favorable weather conditions also contributed to the stock’s performance as the warm winter encouraged customers to renovate their homes in the winter months.

Our overweight position in cardiac device company Edwards Lifesciences Corporation contributed to performance during the year. The company surpassed earnings estimates in each of the past four quarters driven by strength in transcatheter heart valve sales. Shares hit an all-time high in April 2016 on the positive clinical trial results for Sapien 3 in the larger intermediate-risk TAVR patient population. Given FDA approval for this lower risk patient population later this year, the worldwide TAVR market is estimated to reach $5+ billion in 2021.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. Despite continued modestly improving economic conditions in the U.S., concerns about the health of the global economy have raised questions about the U.S. Federal Reserve Board’s (“Fed”) ability to continue raising the federal funds rate in 2016. The Fed will consider U.S. labor market conditions and inflation in its decision to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Prior to October 23, 2015, Voya Large-Cap Growth Fund was known as Voya Growth Opportunities Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE-CAP GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014
Including Sales Charge:
Class A(1)	–5.10%	10.10%	7.25%	—
Class B(2)	–4.66%	10.41%	7.19%	—
Class C(3)	–0.94%	10.68%	7.19%	—
Class I	1.03%	11.81%	8.30%	—
Class R	0.42%	—	—	7.12%
Class R6(4)	0.97%	11.80%	8.29%	—
Class W	0.96%	11.78%	8.20%	—
Excluding Sales Charge:
Class A	0.68%	11.41%	7.89%	—
Class B	–0.05%	10.68%	7.19%	—
Class C	–0.02%	10.68%	7.19%	—
Class I	1.03%	11.81%	8.30%	—
Class R	0.42%	—	—	7.12%
Class R6(4)	0.97%	11.80%	8.29%	—
Class W	0.96%	11.78%	8.20%	—
Russell 1000® Growth	1.61%	12.11%	8.78%	7.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large-Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Class R6 incepted on June 2, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009. The Fund was directly managed by Voya Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

VOYA LARGE CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2016 (as a percentage of net assets)

Financials	26.9%
Energy	12.6%
Information Technology	11.6%
Health Care	11.3%
Industrials	8.7%
Consumer Staples	8.2%
Utilities	7.2%
Consumer Discretionary	5.0%
Materials	3.2%
Telecommunication Services	2.9%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Value Fund (the “Fund’’ or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Vincent Costa, CFA, James Dorment, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of -5.28% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned -0.06% for the same period.

Portfolio Specifics: The Fund underperformed the Index for the period due to weak stock selection. On the sector level, stock selection within the financials and industrials sectors detracted the most value while stock selection within the consumer staples and utilities sectors contributed positively to performance.

On an individual stock level basis, key detractors from performance were Anadarko Petroleum Corporation (“Anadarko”) and Hess Corporation.

Our overweight position in Anadarko, an independent exploration and production company, detracted from performance due to pressures from weak oil prices during the reporting period. Shares of Anadarko also sold off after the company made a bid for Apache, which was rejected. Investors expressed their disappointment by dumping their Anadarko shares as they didn’t believe the combination was a good fit, or one that would create any shareholder value.

An overweight position in Hess Corporation, a global exploration and production company, detracted from performance due to its exposure to declining oil prices.

Key contributors to performance include American Electric Power Company, Inc. and Kinder Morgan, Inc.

An overweight position in American Electric Power Company, Inc. a public utility holding company, outperformed. The company reported a string of earnings beats driven by rate relief and continued other operations and maintenance expense controls at the core utilities and generation business. Based on strong performance, management raised 2015 earnings per share guidance. Furthermore, the company announced plans to sell its merchant generation assets which will make American Electric Power Company, Inc. a purely regulated utility, which trades at higher valuations.

Top Ten Holdings as of May 31, 2016 (as a percentage of net assets)

Wells Fargo & Co.	4.3%
Cisco Systems, Inc.	3.5%
Chevron Corp.	3.2%
JPMorgan Chase & Co.	3.1%
Merck & Co., Inc.	3.0%
AT&T, Inc.	2.9%
Qualcomm, Inc.	2.8%
Medtronic PLC	2.6%
Exelon Corp.	2.5%
Philip Morris International, Inc.	2.4%
Portfolio holdings are subject to change daily.

Within the energy sector, not owning benchmark name Kinder Morgan, Inc., contributed positively to performance. Shares of Kinder Morgan, Inc. declined amid plunging oil prices and macro environment uncertainties. The company reported first quarter 2016 results below expectations and offered reduced dividend guidance for 2016. Furthermore, the company announced a 30% stake increase in Natural Gas Pipeline Company of America, which triggered many downgrades due to investor concerns regarding its risk and leverage.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors who are searching for income and for funds with good downside capture such as the Fund has sought to provide.

*	Effective September 4, 2015, Robert Kloss is no longer a portfolio manager of the Fund. Effective December 31, 2015, Kristy Finnegan’s title changed from Assistant Portfolio Manager to Portfolio Manager and James Dorment was added as a Portfolio Manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	Since Inception of Class A December 18, 2007	Since Inception of Class B February 20, 2008	Since Inception of Class C February 19, 2008	Since Inception of Class I March 31, 2010	Since Inception of Class O January 28, 2013	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	–10.69%	7.45%	5.85%	—	—	—	—	—
Class B(2)	–10.46%	7.64%	—	6.79%	—	—	—	—
Class C(3)	–6.86%	7.93%	—	—	6.92%	—	—	—
Class I	–4.94%	9.12%	—	—	—	10.40%	—	—
Class O	–5.20%	—	—	—	—	—	8.45%	—
Class R	–5.43%	—	—	—	—	—	—	11.69%
Class R6(4)	–4.92%	9.11%	—	—	—	10.40%	—	—
Class W(5)	–4.98%	9.01%	6.83%	—	—	—	—	—
Excluding Sales Charge:
Class A	–5.28%	8.73%	6.59%	—	—	—	—	—
Class B	–5.92%	7.94%	—	6.79%	—	—	—	—
Class C	–5.95%	7.93%	—	—	6.92%	—	—	—
Class I	-4.94%	9.12%	—	—	—	10.40%	—	—
Class O	–5.20%	—	—	—	—	—	8.45%	—
Class R	–5.43%	—	—	—	—	—	—	11.69%
Class R6(4)	–4.92%	9.11%	—	—	—	10.40%	—	—
Class W(5)	–4.98%	9.01%	6.83%	—	—	—	—	—
Russell 1000® Value	–0.06%	10.70%	5.60%	6.37%	6.46%	11.39%	11.33%	14.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(5)	Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VOYA MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2016 (as a percentage of net assets)

Consumer Discretionary	23.7%
Information Technology	18.2%
Industrials	16.0%
Financials	13.6%
Health Care	11.9%
Consumer Staples	7.8%
Materials	6.0%
Energy	1.1%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya MidCap Opportunities Fund (the “Fund’’ or “MidCap Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of -1.50% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned -3.70% and -1.97%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Russell Midcap® Growth Index primarily due to stock selection effects, most notably in the information technology and consumer discretionary sectors. By contrast, stock selection in the materials and telecommunication services sectors detracted from results.

Key contributors to performance included our overweight positions in Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta”), Vantiv, Inc. Class A (“Vantiv”) and Waste Connections, Inc.

An overweight position in Ulta contributed the most to performance during the year. The stock performed well after the company reported four consecutive quarters that surpassed consensus expectations, driven by strong traffic growth and same-store sales. Ulta raised its sales and profit guidance multiple times throughout the year, and the company continues to see forward earnings estimates revised higher on the heels of category growth, share gains, unit expansion and margin leverage.

Our overweight position in Vantiv, a company which provides electronic payment processing services to merchants and financial institutions, contributed to performance during the period. The company reported four straight quarters of better than expected earnings per share, driven by Vantiv’s continued outperformance in high growth channels within their merchant services segment. In addition, the company raised guidance for the year, reflecting upside from revenue and additional capital deployment. Vantiv, in our opinion, is well-positioned to benefit from a smart payment/chip card driven upgrade cycle and its market leading position in integrated payments. Lastly, Vantiv’s lack of exposure internationally has shielded them from recent foreign exchange market headwinds.

Our overweight position in non-benchmark stock Waste Connections, Inc. contributed to performance during the year. The stock outperformed as the company significantly exceeded the earnings consensus for the past three quarters. Better than expected pricing, as well as stronger solid waste volumes have driven upside versus expectations. The June all-stock merger between Waste Connections, Inc. and Progressive Waste Solutions (“Progressive”) equipped the company with a diversified revenue stream and in our opinion, robust operating opportunities. Going forward, it is our opinion that Waste Connections, Inc. should benefit from its organic growth investments made in 2015, improving Progressive operating performance and selling or swapping underperforming Progressive assets.

Key detractors to performance included our overweight positions in Starz Class A (“Starz”), Medivation, Inc. and Foot Locker, Inc.

Our overweight position in global media and entertainment provider Starz detracted from performance. The company reported earnings that missed consensus expectations for the past four quarters. The stock suffered due to a securities class action lawsuit against Starz concerning the company’s failure to disclose information about allegedly illegal practices committed by its officers. The stock also underperformed due to diminished prospects for a combination with Lions Gate Entertainment (“LGF”) after LGF shares — and thus the “currency” for a potential acquisition — declined.

Top Ten Holdings as of May 31, 2016* (as a percentage of net assets)

Dollar General Corp.	2.8%
Southwest Airlines Co.	2.7%
O’Reilly Automotive, Inc.	2.3%
Ulta Salon Cosmetics & Fragrance, Inc.	2.3%
Monster Beverage Corp.	2.2%
Intuit, Inc.	2.1%
Applied Materials, Inc.	2.1%
Intuitive Surgical, Inc.	2.1%
Equinix, Inc.	2.1%
Edwards Lifesciences Corp.	2.0%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Our overweight position in biopharmaceutical company Medivation, Inc., detracted from performance during the period. Shares of Medivation, Inc. fell after the company reported disappointing quarterly results and Phase 2 data on Xtandi in triple negative breast cancer that was positive but did not meet expectations. We sold the stock in the third quarter of 2015. Not owning the stock in 2016 also detracted from the performance, as Sanofi announced plans to acquire the company amidst speculation that at least two other large cap pharmaceutical companies may try to acquire the company, boosting the share price.

Our overweight position in apparel footwear retailer Foot Locker, Inc. detracted from performance for the year. The stock declined following disappointing 2016 first quarter results. While earnings were in-line with expectations and revenues were only slightly below expectations, investors were disappointed by comparative store sales, which were up 2.9% vs. consensus expectations of 4.5%, raising concerns about the end of the basketball cycle. Rapidly shifting product category preferences among consumers remain a challenge for the company.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. Despite continued modestly improving economic conditions in the U.S., concerns about the health of the global economy have raised questions about the U.S. Federal Reserve Board’s (“Fed”) ability to continue raising the federal funds rate in 2016. The Fed will consider U.S. labor market conditions and inflation in its decision to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	–7.18%	6.95%	8.62%	—	—
Class B(2)	–6.60%	7.14%	8.46%	—	—
Class C(3)	–3.12%	7.41%	8.46%	—	—
Class I	–1.13%	8.65%	9.73%	—	—
Class O	–1.47%	8.22%	—	8.53%	—
Class R	–1.75%	—	—	—	12.02%
Class R6(4)	–1.05%	8.71%	9.76%	—	—
Class W(5)	–1.22%	8.50%	9.47%	—	—
Excluding Sales Charge:
Class A	–1.50%	8.23%	9.27%	—	—
Class B	–2.23%	7.42%	8.46%	—	—
Class C	–2.25%	7.41%	8.46%	—	—
Class I	–1.13%	8.65%	9.73%	—	—
Class O	–1.47%	8.22%	—	8.53%	—
Class R	–1.75%	—	—	—	12.02%
Class R6(4)	–1.05%	8.71%	9.76%	—	—
Class W(5)	–1.22%	8.50%	9.47%	—	—
Russell Midcap® Growth Index	–3.70%	9.63%	8.08%	7.83%	13.75%
Russell Midcap® Index	–1.97%	10.33%	8.03%	8.18%	14.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(5)	Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2016 (as a percentage of net assets)

Financials	28.8%
Industrials	14.8%
Consumer Discretionary	13.1%
Information Technology	11.3%
Materials	7.2%
Utilities	7.2%
Health Care	6.0%
Energy	5.3%
Consumer Staples	3.6%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Mid Cap Value Fund (the “Fund’’ or “Mid Cap Value”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Elaine F. Hahn and John D. Schaeffer, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and James N. Mordy, Portfolio Manager of Wellington.

Performance: For the year ended May 31, 2016, the Fund’s Class I shares provided a total return of -4.30% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned -0.31%, for the same period.

Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 211 basis points (2.11%) for the year ended May 31, 2016. During the period, the Sleeve’s performance benefited from its exposure to the information technology, financial services, materials and health care sectors, offset by underperformance in industrials, energy, and consumer discretionary. The best stock performance came from HCC Insurance, Euronet Worldwide, Jacobs Engineering and Reliance Steel. Detracting from performance were declines in the stock prices of Quanta Services, Kinder Morgan, WabTec and Weatherford. The Sleeve’s performance was negatively affected by the market’s perception of a global economic slowdown, particularly as it affected industrial stocks, where the Sleeve was over-weighted relative to the Russell Midcap® Value. In addition, this market sentiment resulted in the dramatic out-performance of less economically sensitive economic sectors, in particular utilities, REITs and consumer staples, where the Sleeve was generally underweight the Index. Negative market sentiment around the prospects for slowing global growth continues to impact the relative returns of more cyclical companies in both the consumer discretionary and industrial sectors where the Sleeve remains overweight. The Sleeve continues to benefit from the positive earnings surprises of many of its component companies but this positive impact has been muted by compression in valuations among its more cyclically exposed investments.

Top Ten Holdings as of May 31, 2016 (as a percentage of net assets)

BankUnited, Inc.	1.5%
Reliance Steel & Aluminum Co.	1.4%
Kroger Co.	1.2%
Jacobs Engineering Group, Inc.	1.2%
Arrow Electronics, Inc.	1.2%
Euronet Worldwide, Inc.	1.1%
Carter’s, Inc.	1.1%
Unum Group	1.1%
XL Group Plc	1.1%
Mohawk Industries, Inc.	1.0%
Portfolio holdings are subject to change daily.

LSV Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 498 basis points (4.98%) for the year ended May 31, 2016. Deep value stocks struggled during the period making it a very difficult environment for our approach. As a result, stock selection was negative within a variety of sectors but especially so in consumer discretionary, technology, financials and materials. Given our diversified approach, it was a handful of stocks in each of these sectors that drove underperformance, a typical pattern for our style of investing in both favorable and unfavorable market environments. Stock selection was additive within both the consumer staples and industrials sectors. The Sleeve was also positively impacted by an underweight to energy which is a residual of our model’s bottom-up stock selection methodology.

Some of the top performing holdings included Hawaiian Holdings, Acco Brands, Tyson Foods, Fabrinet and Scana Corporation. Laggards included Atwood Oceanics, CF Industries, Mosaic Company, Republic Airways, Macy’s, Gap, Seagate Technology and Western Digital.

Wellington Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 415 basis points (4.15%) for the year ended May 31, 2016. Both stock selection and sector allocation detracted from relative performance during the period. Security selection was weakest within the information technology, consumer discretionary, and industrials sectors. An underweight allocation to utilities, the best performing sector, and an overweight to the poorly performing consumer discretionary sector detracted from relative returns. Negative results were partially offset by strong security selection within, and an underweight allocation to, the energy sector. Security selection within the health care and financials sectors also contributed to relative performance.

Top detractors from relative performance included Canada-based developer and manufacturer of sporting equipment Performance Sports (consumer discretionary), analytical software provider Verint Systems (information technology), and Canada-based producer of methanol Methanex (materials).Top contributors to relative performance during the period included Japan-based biopharmaceutical

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER MID CAP VALUE FUND

company Ono Pharmaceutical (health care), and two real estate investment trusts; manufactured home company Equity Lifestyle Properties (financials), and owner and operator of storage facilities Extra Space Storage (financials).

Current Strategy & Outlook: Hahn Capital Management Sleeve — We remain cautious but constructive on the U.S. stock market and believe the balance of 2016 will be dependent primarily on U.S. Federal Reserve Board (“Fed”) policy, the pace of global growth and the direction of U.S. corporate earnings. Regarding Fed policy, we continue to believe the Federal Open Market Committee, in general, wants to get to a more “normal” level of interest rates but that they will continue to be cautious about how they go about it. We note that historically, U.S. stocks have performed much better when the Fed was moving slowly, as we believe will likely be the case this cycle. With respect to the outlook for corporate earnings, we have noted in our prior commentaries that profit margins in several areas of the economy may be reaching peak levels. We believe GDP growth this year is likely to remain in the 2.0-2.5% area, below the level that would point to higher levels of profitability year-over-year. However, the U.S. economy is enjoying a number of growth tailwinds, including low interest rates, encouraging employment trends and lower energy prices, all of which could provide support to profit margins but may not improve them. Given the economic crosscurrents, we expect to see continued volatility and greater dispersion among equity groups. This means that risk management, a hallmark of our investment process, will be ever more important in this market environment.

LSV Sleeve — By historical standards stocks are neither cheap nor expensive at present, trading close to what we believe is long-term fair value. The Sleeve however trades at a wider than average discount relative to the Index as well as the broad market on most measures. Current valuations are 10 times 2016 earnings estimates, 7 times trailing cash flow and a 2.9% yield. We continue to believe, and empirical evidence supports, that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.

Wellington Sleeve — Our investment process seeks to consistently add value through intensive, fundamental research and bottom-up security selection. We pursue this objective by selecting what we believe to be good companies with sustainable balance sheets and good business models, and which are attractively valued relative to global industry peers. We take an opportunistic approach, often considering shifts in industry dynamics and looking beyond near-term issues that we believe are overly discounted in the stock’s price. We believe a disciplined approach to valuation and a search for companies with under-appreciated earnings potential, financial fundamentals, and competitive positions can result in a portfolio with greater total return potential, while still trading at a compelling discount to the market.

At the end of the period the Sleeve’s most significant overweight allocations relative to the Index were to the information technology, consumer discretionary, and industrials sectors, while our largest underweights were to the utilities, health care, and consumer staples sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	Since Inception of Class I October 3, 2011
Class I	–4.30%	17.68%
Russell Midcap® Value	–0.31%	18.45%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a sub-adviser was added to the Fund.

PORTFOLIO MANAGERS’ REPORT	VOYA REAL ESTATE FUND

REIT Diversification as of May 31, 2016 (as a percentage of net assets)

Retail REITs	22.4%
Specialized REITs	21.1%
Residential REITs	17.9%
Office REITs	14.8%
Diversified REITs	9.5%
Hotels, Resorts & Cruise Lines	4.4%
Industrial REITs	4.0%
Real Estate Services	3.6%
Diversified Real Estate Activities	0.9%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Real Estate Fund (the “Fund’’ or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.24% compared to the MSCI U.S. REIT® Index (the “Index” or “MSCI U.S. REIT®”), which returned 10.77%, for the same period.

Portfolio Specifics: U.S. real estate stocks, as measured by the Index, delivered a 10.77% total return over the past twelve months as performance was positive across all property sectors, with the exception of the hotel sector. Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values.

Low levels of new construction suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 7% range for this year and next, dividends growing at least in-line with the pace as earnings, listed property companies trading at a discount to private market values and merger and acquisition activity heating up, we believe that listed real estate is attractive and continues to offer investors a solid investment option anchored by current income via the dividend.

From a “technical/fund flows perspective,” we believe U.S. REITs should also benefit from receiving their own GICS classification code in the S&P and MSCI Indices during the third quarter of 2016. U.S. REITs will be removed from the Financials Sector of the GICS classification scheme and become their own sector, the 11th sector of the S&P 500®, with the name “Real Estate.” In becoming a stand-alone sector, we believe U.S. REITs will demand a more visible asset allocation decision by institutional investors who will have to dedicate resources to covering the sector.

During the period, the benefit of positive stock selection was offset by the impact of property sector allocation and the relative drag from a modest cash position in a strong market. Stock selection in the healthcare, storage, mall and industrial sectors added value during the period, more than offsetting the impact of sub-par stock selection in the office and apartment sectors. While sector allocation decisions benefited from an overweight to the outperforming technology (data center) and industrial sectors along with an underweight to the underperforming healthcare sector, it was offset by the drag of an overweight to the underperforming office sector and an underweight to the outperforming net lease sector.

Top Ten Holdings as of May 31, 2016 (as a percentage of net assets)

Simon Property Group, Inc.	9.3%
Equity Residential	5.8%
Welltower, Inc.	4.9%
Public Storage, Inc.	4.6%
General Growth Properties, Inc.	4.1%
AvalonBay Communities, Inc.	4.1%
ProLogis, Inc.	4.0%
Vornado Realty Trust	3.4%
Digital Realty Trust, Inc.	3.2%
SL Green Realty Corp.	3.2%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: We prefer discounted stocks that offer visible earnings growth. Specifically, we favor the coastal central business district office stocks, data center stocks, residential stocks, shopping center stocks, and Class-A mall companies. We are very selective in the net lease, storage, hotel and healthcare sectors. We remain cautious on the more bond-like sectors of net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our portfolio positioning, as well as acknowledge safe and growing dividend yields. We acknowledge the strong fundamentals in the storage sector, but remain concerned about premium valuations combined with peak earnings outlook.

Economic growth remains gradual and is increasingly divergent around the globe but we believe this economic environment offers opportunity for investors in U.S. property companies. The combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. We believe the U.S. economic and real estate cycle will remain in a recovery stage that has further to run. The slower pace of economic recovery, subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds, should ensure continued investor demand for real estate. Listed property company earnings should remain solid, with improving occupancies, higher rents, and active transaction markets. We believe any meaningful volatility creates an opportunity to buy high-quality real estate companies with visible earnings at discounted prices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	2.98%	8.00%	6.52%	—
Class B(2)	3.45%	8.17%	6.33%	—
Class C(3)	7.44%	8.38%	6.30%	—
Class I	9.64%	9.53%	7.45%	—
Class O	9.26%	9.28%	7.15%	—
Class R	9.00%	—	—	12.75%
Class R6(4)	9.76%	9.56%	7.46%	—
Class W(5)	9.53%	9.22%	7.23%	—
Excluding Sales Charge:
Class A	9.24%	9.29%	7.15%	—
Class B	8.45%	8.46%	6.33%	—
Class C	8.44%	8.38%	6.30%	—
Class I	9.64%	9.53%	7.45%	—
Class O	9.26%	9.28%	7.15%	—
Class R	9.00%	—	—	12.75%
Class R6(4)	9.76%	9.56%	7.46%	—
Class W(5)	9.53%	9.22%	7.23%	—
MSCI U.S. REIT®	10.77%	10.30%	7.20%	14.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Class R6 incepted on July 3, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(5)	Class W incepted on December 17, 2007. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

PORTFOLIO MANAGERS’ REPORT	VOYA SMALLCAP OPPORTUNITIES FUND

Sector Diversification as of May 31, 2016 (as a percentage of net assets)

Information Technology	26.7%
Health Care	19.6%
Industrials	15.7%
Consumer Discretionary	15.3%
Financials	8.2%
Materials	5.5%
Consumer Staples	2.5%
Exchange-Traded Funds	1.9%
Energy	1.4%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Fund (the “Fund’’ or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of -5.46% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned -9.13% and -5.97%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Russell 2000® Growth Index due to favorable stock selection and sector allocation. An underweight allocation to and stock selection within the pharmaceutical and biotechnology sector added the greatest value. Stock selection within the health care equipment and services and semiconductors sectors also contributed to performance. Conversely, an underweight allocation to and stock selection within the real estate sector as well as stock selection within the banks sector detracted the most from performance.

Among the main individual contributors to performance were IPC Healthcare, Inc. (“IPC”) and Coherent, Inc.

An overweight position in IPC, a national hospitalist physician group practice company, benefited performance during the period. IPC shares rose in response to the announcement that the company would be acquired by Team Health Holdings, Inc.

Within the hardware and equipment sector, an overweight position in Coherent, Inc. contributed to performance during the period. While December quarter revenues fell below expectations, Coherent, Inc. shares rose sharply in response to significant orders in their flat panel display business and expectations that such robust order activity will continue into March. In our opinion, these orders should contribute to accelerating growth for Coherent, Inc. in the second half of 2016 and 2017.

Among the key detractors for the period were Barracuda Networks, Inc. (“Barracuda”) and C&J Energy Services Ltd (“C&J”).

An overweight position in Barracuda, a company which offers cloud-connected solutions for security and storage, had a negative impact during the period. Barracuda shares declined in response to its reduced forward outlook driven by concerns of continued softness in Europe and a reduction in the near-term growth rate of their storage segment. While we believe Barracuda is well-positioned for future growth in the long-term, given the persistent short-term headwinds, we have exited our position.

Top Ten Holdings as of May 31, 2016* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.9%
Clarcor, Inc.	1.2%
Euronet Worldwide, Inc.	1.2%
Fair Isaac Corp.	1.1%
Jack in the Box, Inc.	1.1%
Manhattan Associates, Inc.	1.1%
Tyler Technologies, Inc.	1.1%
Team Health Holdings, Inc.	1.0%
Monro Muffler Brake, Inc.	1.0%
Commvault Systems, Inc.	1.0%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

An overweight position within the energy sector, C&J detracted value. Shares were negatively impacted by short-term underperformance due to weak demand and a slower than expected integration between C&J and Nabors Completion and Production Services. However, due to what we believe to be short-term headwinds, we have exited the position at this time.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	Effective June 30, 2015, Steve Salopek retired from Voya Investment Management Co. LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	–10.90%	7.23%	7.45%	—
Class B(2)	–10.39%	7.39%	7.27%	—
Class C(3)	–7.01%	7.69%	7.27%	—
Class I	–5.19%	8.87%	8.52%	—
Class R	–5.69%	—	—	12.65%
Class R6(4)	–5.06%	8.94%	8.55%	—
Class W(5)	–5.22%	8.78%	8.35%	—
Excluding Sales Charge:
Class A	–5.46%	8.51%	8.08%	—
Class B	–6.17%	7.69%	7.27%	—
Class C	–6.17%	7.69%	7.27%	—
Class I	–5.19%	8.87%	8.52%	—
Class R	–5.69%	—	—	12.65%
Class R6(4)	–5.06%	8.94%	8.55%	—
Class W(5)	–5.22%	8.78%	8.35%	—
Russell 2000® Growth Index	–9.13%	8.15%	7.20%	12.51%
Russell 2000® Index	–5.97%	7.86%	6.27%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(5)	Class W incepted on December 17, 2007. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2016*	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2016*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$990.80	1.19%	$5.92	$1,000.00	$1,019.05	1.19%	$6.01
Class B	1,000.00	987.00	1.90	9.44	1,000.00	1,015.50	1.90	9.57
Class C	1,000.00	987.30	1.90	9.44	1,000.00	1,015.50	1.90	9.57
Class I	1,000.00	992.70	0.80	3.99	1,000.00	1,021.00	0.80	4.04
Class R	1,000.00	989.40	1.40	6.96	1,000.00	1,018.00	1.40	7.06
Class R6	1,000.00	992.40	0.78	3.89	1,000.00	1,021.10	0.78	3.94
Class W	1,000.00	992.00	0.90	4.48	1,000.00	1,020.50	0.90	4.55
Voya Large Cap Value Fund
Class A	1,000.00	996.70	1.10%	5.49	1,000.00	1,019.50	1.10%	5.55
Class B	1,000.00	993.70	1.85	9.22	1,000.00	1,015.75	1.85	9.32
Class C	1,000.00	993.80	1.85	9.22	1,000.00	1,015.75	1.85	9.32
Class I	1,000.00	998.50	0.76	3.80	1,000.00	1,021.20	0.76	3.84
Class O	1,000.00	997.60	1.10	5.49	1,000.00	1,019.50	1.10	5.55
Class R	1,000.00	996.40	1.34	6.69	1,000.00	1,018.30	1.34	6.76
Class R6	1,000.00	998.60	0.74	3.70	1,000.00	1,021.30	0.74	3.74
Class W	1,000.00	997.90	0.85	4.25	1,000.00	1,020.75	0.85	4.29

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2016*	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2016*
Voya MidCap Opportunities Fund
Class A	1,000.00	1,017.90	1.33%	6.71	1,000.00	1,018.35	1.33%	6.71
Class B	1,000.00	1,014.00	2.08	10.47	1,000.00	1,014.60	2.08	10.48
Class C	1,000.00	1,013.50	2.08	10.47	1,000.00	1,014.60	2.08	10.48
Class I	1,000.00	1,020.00	0.98	4.95	1,000.00	1,020.10	0.98	4.95
Class O	1,000.00	1,018.00	1.33	6.71	1,000.00	1,018.35	1.33	6.71
Class R	1,000.00	1,016.80	1.58	7.97	1,000.00	1,017.10	1.58	7.97
Class R6	1,000.00	1,020.30	0.88	4.44	1,000.00	1,020.60	0.88	4.45
Class W	1,000.00	1,019.40	1.08	5.45	1,000.00	1,019.60	1.08	5.45
Voya Multi-Manager MidCap Value Fund
Class I	1,000.00	995.90	0.84%	4.19	1,000.00	1,020.80	0.84%	4.24
Voya Real Estate Fund
Class A	1,000.00	1,055.80	1.29%	6.63	1,000.00	1,018.55	1.29%	6.51
Class B	1,000.00	1,052.50	2.04	10.47	1,000.00	1,014.80	2.04	10.28
Class C	1,000.00	1,053.90	2.04	10.47	1,000.00	1,014.80	2.04	10.28
Class I	1,000.00	1,060.70	0.90	4.64	1,000.00	1,020.50	0.90	4.55
Class O	1,000.00	1,055.30	1.29	6.63	1,000.00	1,018.55	1.29	6.51
Class R	1,000.00	1,054.90	1.54	7.91	1,000.00	1,017.30	1.54	7.77
Class R6	1,000.00	1,061.00	0.85	4.38	1,000.00	1,020.75	0.85	4.29
Class W	1,000.00	1,064.20	1.04	5.37	1,000.00	1,019.80	1.04	5.25
Voya SmallCap Opportunities Fund
Class A	1,000.00	967.40	1.41%	6.94	1,000.00	1,017.95	1.41%	7.11
Class B	1,000.00	963.50	2.16	10.60	1,000.00	1,014.20	2.16	10.88
Class C	1,000.00	963.60	2.16	10.60	1,000.00	1,014.20	2.16	10.88
Class I	1,000.00	968.80	1.13	5.56	1,000.00	1,019.35	1.13	5.70
Class R	1,000.00	966.20	1.66	8.16	1,000.00	1,016.70	1.66	8.37
Class R6	1,000.00	969.40	0.98	4.83	1,000.00	1,020.10	0.98	4.95
Class W	1,000.00	968.40	1.16	5.71	1,000.00	1,019.20	1.16	5.86

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Large-Cap Growth Fund (formally known as Voya Growth Opportunities Fund), Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, and Voya SmallCap Opportunities Fund, each a series of Voya Equity Trust, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Equity Trust as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2016

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2016

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$391,322,372	$913,241,015	$1,295,883,341
Short-term investments at fair value**	9,231,446	37,274,611	41,109,533
Total investments at fair value	$400,553,818	$950,515,626	$1,336,992,874
Cash	590	355	2,781,557
Foreign currencies at value***	—	3,866	—
Receivables:
Investment securities sold	2,659,231	8,261,249	6,852,763
Fund shares sold	380,151	175,363	1,972,415
Dividends	338,930	2,850,618	1,008,997
Foreign tax reclaims	—	29,520	—
Prepaid expenses	32,657	44,282	51,062
Reimbursement due from manager	89,691	80,516	26,888
Other assets	6,597	43,548	21,474
Total assets	404,061,665	962,004,943	1,349,708,030
LIABILITIES:
Payable for investment securities purchased	941,758	—	16,712,389
Payable for fund shares redeemed	362,228	1,004,293	1,272,199
Payable upon receipt of securities loaned	4,369,446	24,241,611	10,920,533
Payable for investment management fees	267,141	591,888	918,459
Payable for distribution and shareholder service fees	42,140	160,616	170,816
Payable to trustees under the deferred compensation plan (Note 6)	6,597	43,548	21,474
Payable for trustee fees	1,472	5,490	6,674
Other accrued expenses and liabilities	258,616	433,635	1,028,474
Total liabilities	6,249,398	26,481,081	31,051,018
NET ASSETS	$397,812,267	$935,523,862	$1,318,657,012
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$321,942,289	$866,608,144	$1,148,515,636
Undistributed (distributions in excess of) net investment income	702,575	2,385,800	(1,220,685)
Accumulated net realized gain (loss)	7,839,359	(33,979,791)	32,142,036
Net unrealized appreciation	67,328,044	100,509,709	139,220,025
NET ASSETS	$397,812,267	$935,523,862	$1,318,657,012

+ Including securities loaned at value	$4,282,693	$23,681,751	$10,701,697
* Cost of investments in securities	$323,994,328	$812,730,656	$1,156,663,316
** Cost of short-term investments	$9,231,446	$37,274,611	$41,109,533
*** Cost of foreign currencies	$—	$4,516	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2016 (CONTINUED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$67,414,433	$418,279,471	$302,850,359
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,169,957	37,775,123	14,026,501
Net asset value and redemption price per share†	$31.07	$11.07	$21.59
Maximum offering price per share (5.75%)(1)	$32.97	$11.75	$22.91

Class B
Net assets	$308,433	$2,643,711	$1,668,865
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	11,307	239,712	94,876
Net asset value and redemption price per share†	$27.28	$11.03	$17.59

Class C
Net assets	$32,676,818	$75,562,481	$114,167,098
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,202,260	6,842,950	6,544,978
Net asset value and redemption price per share†	$27.18	$11.04	$17.44

Class I
Net assets	$238,451,353	$227,528,173	$653,079,910
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	7,003,225	19,177,105	27,178,463
Net asset value and redemption price per share	$34.05	$11.86	$24.03

Class O
Net assets	n/a	$24,811,586	$51,053,387
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,243,253	2,372,554
Net asset value and redemption price per share	n/a	$11.06	$21.52

Class R
Net assets	$886,495	$5,053,111	$2,235,375
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	26,274	456,905	105,083
Net asset value and redemption price per share	$33.74	$11.06	$21.27

Class R6
Net assets	$50,467,498	$167,259,230	$117,985,291
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,482,425	14,109,766	4,894,693
Net asset value and redemption price per share	$34.04	$11.85	$24.10

Class W
Net assets	$7,607,237	$14,386,099	$75,616,727
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	228,584	1,215,625	3,183,102
Net asset value and redemption price per share	$33.28	$11.83	$23.76

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2016

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$232,536,289	$1,336,487,115	$694,991,125
Short-term investments at fair value**	5,466,371	19,414,793	71,982,158
Total investments at fair value	$238,002,660	$1,355,901,908	$766,973,283
Cash	4,033,324	—	143
Receivables:
Investment securities sold	331,001	6,762,987	5,485,139
Fund shares sold	45,597	2,997,149	741,159
Dividends	317,877	943,109	380,191
Interest	22	—	—
Foreign tax reclaims	5,956	—	—
Prepaid expenses	3,373	37,433	38,040
Other assets	3,295	26,543	9,440
Total assets	242,743,105	1,366,669,129	773,627,395
LIABILITIES:
Payable for investment securities purchased	121,132	7,156,057	4,214,319
Payable for fund shares redeemed	282,072	2,377,545	459,039
Payable upon receipt of securities loaned	4,362,708	—	49,959,158
Payable for investment management fees	158,709	913,983	540,933
Payable for distribution and shareholder service fees	—	75,596	80,519
Payable to custodian due to foreign currency overdraft***	78	—	—
Payable to trustees under the deferred compensation plan (Note 6)	3,295	26,543	9,440
Payable for trustee fees	1,166	6,635	3,535
Other accrued expenses and liabilities	87,230	589,871	211,346
Total liabilities	5,016,390	11,146,230	55,478,289
NET ASSETS	$237,726,715	$1,355,522,899	$718,149,106
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$230,700,525	$880,290,968	$687,829,781
Undistributed (distributions in excess of) net investment income	1,297,450	(4,813,335)	(958,520)
Accumulated net realized gain (loss)	2,680,856	(39,880,991)	(12,139,025)
Net unrealized appreciation	3,047,884	519,926,257	43,416,870
NET ASSETS	$237,726,715	$1,355,522,899	$718,149,106

+ Including securities loaned at value	$4,243,467	$—	$48,836,843
* Cost of investments in securities	$229,487,623	$816,560,858	$651,574,255
** Cost of short-term investments	$5,466,371	$19,414,793	$71,982,158
*** Cost of foreign currency overdraft	$79	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2016 (CONTINUED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$188,969,914	$179,716,037
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	9,739,263	3,560,223
Net asset value and redemption price per share†	n/a	$19.40	$50.48
Maximum offering price per share (5.75%)(1)	—	$20.58	$53.56

Class B
Net assets	n/a	$235,167	$254,494
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	12,042	6,266
Net asset value and redemption price per share†	n/a	$19.53	$40.62

Class C
Net assets	n/a	$29,550,208	$51,644,240
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,449,981	1,274,351
Net asset value and redemption price per share†	n/a	$20.38	$40.53

Class I
Net assets	$237,726,715	$1,003,433,183	$318,466,078
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	23,049,875	47,889,256	5,858,523
Net asset value and redemption price per share	$10.31	$20.95	$54.36

Class O
Net assets	n/a	$37,850,298	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	1,953,690	n/a
Net asset value and redemption price per share	n/a	$19.37	n/a

Class R
Net assets	n/a	$4,352,837	$2,879,203
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	225,223	57,886
Net asset value and redemption price per share	n/a	$19.33	$49.74

Class R6
Net assets	n/a	$20,344,639	$126,481,947
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	970,770	2,318,511
Net asset value and redemption price per share	n/a	$20.96	$54.55

Class W
Net assets	n/a	$70,786,653	$38,707,107
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,980,961	720,483
Net asset value and redemption price per share	n/a	$23.75	$53.72

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2016

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,771,256	$32,268,910	$12,624,308
Securities lending income, net	9,188	63,917	60,937
Total investment income	3,780,444	32,332,827	12,685,245

EXPENSES:
Investment management fees	2,354,185	8,208,493	11,177,374
Distribution and shareholder service fees:
Class A	232,722	1,118,996	806,146
Class B	5,005	35,655	22,809
Class C	302,188	828,735	1,158,354
Class O	—	65,254	128,027
Class R	3,335	25,488	10,824
Transfer agent fees:
Class A	149,818	686,010	670,957
Class B	1,128	5,449	4,738
Class C	68,100	126,975	241,060
Class I	287,931	149,646	889,919
Class O	—	40,014	106,582
Class R	1,501	7,816	4,507
Class R6	713	1,280	2,136
Class W	16,049	49,786	165,670
Shareholder reporting expense	35,788	69,730	138,840
Registration fees	78,673	116,958	108,794
Professional fees	26,624	70,748	80,735
Custody and accounting expense	54,891	150,086	173,889
Trustee fees	8,831	32,939	40,040
Miscellaneous expense	16,554	86,228	79,568
Interest expense	718	7,641	2,382
Total expenses	3,644,754	11,883,927	16,013,351
Net waived and reimbursed fees	(670,765)	(953,918)	(336,652)
Net expenses	2,973,989	10,930,009	15,676,699
Net investment income (loss)	806,455	21,402,818	(2,991,454)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,202,919	(32,733,847)	58,827,379
Foreign currency related transactions	3,395	605	22,361
Net realized gain (loss)	13,206,314	(32,733,242)	58,849,740
Net change in unrealized appreciation (depreciation) on:
Investments	(12,038,279)	(59,337,084)	(81,573,756)
Foreign currency related transactions	—	77	—
Net change in unrealized appreciation (depreciation)	(12,038,279)	(59,337,007)	(81,573,756)
Net realized and unrealized gain (loss)	1,168,035	(92,070,249)	(22,724,016)
Increase (decrease) in net assets resulting from operations	$1,974,490	$(70,667,431)	$(25,715,470)

* Foreign taxes withheld	$1,567	$213,620	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2016

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,179,899	$38,256,988	$6,034,768
Interest	235	—	—
Securities lending income, net	77,609	—	314,651
Total investment income	5,257,743	38,256,988	6,349,419

EXPENSES:
Investment management fees	1,865,671	10,616,831	6,508,584
Distribution and shareholder service fees:
Class A	—	490,370	431,805
Class B	—	2,941	3,200
Class C	—	296,756	509,954
Class O	—	91,673	—
Class R	—	17,173	13,592
Transfer agent fees:
Class A	—	389,371	311,561
Class B	—	583	577
Class C	—	58,916	91,975
Class I	6,397	561,719	479,314
Class O	—	72,801	—
Class R	—	6,818	4,905
Class R6	—	586	1,528
Class W	—	146,384	70,789
Shareholder reporting expense	2,414	111,071	104,750
Registration fees	994	112,315	100,283
Professional fees	17,702	81,242	47,724
Custody and accounting expense	88,194	153,923	100,920
Trustee fees	6,996	39,813	21,207
Miscellaneous expense	15,842	72,524	39,251
Interest expense	214	—	679
Total expenses	2,004,424	13,323,810	8,842,598
Net recouped/waived and reimbursed fees	(53,466)	716	—
Brokerage commission recapture	(1,063)	(12,323)	—
Net expenses	1,949,895	13,312,203	8,842,598
Net investment income (loss)	3,307,848	24,944,785	(2,493,179)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,012,742	103,633,539	27,785,768
Foreign currency related transactions	6,673	625	—
Net realized gain	6,019,415	103,634,164	27,785,768
Net change in unrealized appreciation (depreciation) on:
Investments	(20,016,934)	(8,784,166)	(66,437,719)
Foreign currency related transactions	2,811	—	—
Net change in unrealized appreciation (depreciation)	(20,014,123)	(8,784,166)	(66,437,719)
Net realized and unrealized gain (loss)	(13,994,708)	94,849,998	(38,651,951)
Increase (decrease) in net assets resulting from operations	$(10,686,860)	$119,794,783	$(41,145,130)

* Foreign taxes withheld	$18,100	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$806,455	$(181,497)	$21,402,818	$15,280,152
Net realized gain (loss)	13,206,314	7,216,414	(32,733,242)	73,105,200
Net change in unrealized appreciation (depreciation)	(12,038,279)	9,827,291	(59,337,007)	(8,209,230)
Increase (decrease) in net assets resulting from operations	1,974,490	16,862,208	(70,667,431)	80,176,122

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(7,833,055)	(3,881,684)
Class B	—	—	(32,871)	(44,898)
Class C	—	—	(805,950)	(756,353)
Class I	—	—	(4,617,590)	(4,728,777)
Class O	—	—	(459,131)	(169,260)
Class R	—	—	(77,766)	(70,809)
Class R6	—	—	(5,507,503)	(5,194,643)
Class W	—	—	(605,791)	(877,858)
Net realized gains:
Class A	(4,388,052)	(7,188,261)	(11,065,485)	(19,402,297)
Class B	(42,220)	(122,852)	(84,007)	(523,693)
Class C	(2,123,461)	(3,138,758)	(2,047,477)	(10,179,704)
Class I	(1,865,566)	(3,030,737)	(5,282,988)	(25,893,416)
Class O	—	—	(647,038)	(748,029)
Class R	(980)	(332)	(122,820)	(642,548)
Class R6	(189)	—	(6,475,200)	(25,488,040)
Class W	(332,535)	(380,870)	(824,162)	(5,365,925)
Total distributions	(8,753,003)	(13,861,810)	(46,488,834)	(103,967,934)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	65,682,143	25,813,382	242,938,144	193,572,048
Proceeds from shares issued in merger (Note 13)	299,970,382	—	—	425,957,687
Reinvestment of distributions	7,449,440	11,633,035	42,610,234	96,006,375
	373,101,965	37,446,417	285,548,378	715,536,110
Cost of shares redeemed	(96,014,387)	(38,025,075)	(473,632,568)	(301,531,796)
Net increase (decrease) in net assets resulting from capital share transactions	277,087,578	(578,658)	(188,084,190)	414,004,314
Net increase (decrease) in net assets	270,309,065	2,421,740	(305,240,455)	390,212,502

NET ASSETS:
Beginning of year or period	127,503,202	125,081,462	1,240,764,317	850,551,815
End of year or period	$397,812,267	$127,503,202	$935,523,862	$1,240,764,317
Undistributed net investment income/Accumulated net investment loss at end of year or period	$702,575	$(106,086)	$2,385,800	$1,317,754

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$(2,991,454)	$(4,952,720)	$3,307,848	$3,078,949
Net realized gain	58,849,740	174,832,007	6,019,415	49,545,559
Net change in unrealized appreciation (depreciation)	(81,573,756)	22,578,881	(20,014,123)	(25,674,512)
Increase (decrease) in net assets resulting from operations	(25,715,470)	192,458,168	(10,686,860)	26,949,996

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(847,028)	(2,984,847)	(3,403,885)
Class R	—	(297)	—	—
Class R6	—	(58,044)	—	—
Class W	—	(58,900)	—	—
Net realized gains:
Class A	(28,644,907)	(44,092,282)	—	—
Class B	(219,084)	(517,973)	—	—
Class C	(12,428,723)	(17,981,176)	—	—
Class I	(52,221,019)	(78,096,962)	(38,523,550)	(50,371,946)
Class O	(4,556,428)	(6,557,377)	—	—
Class R	(190,978)	(284,673)	—	—
Class R6	(8,148,982)	(4,569,579)	—	—
Class W	(5,981,591)	(11,261,152)	—	—
Total distributions	(112,391,712)	(164,325,443)	(41,508,397)	(53,775,831)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	312,675,410	473,043,147	112,182,806	40,245,138
Reinvestment of distributions	92,137,511	135,087,146	41,508,397	53,775,831
	404,812,921	608,130,293	153,691,203	94,020,969
Cost of shares redeemed	(437,082,770)	(612,894,752)	(78,904,452)	(183,400,190)
Net increase (decrease) in net assets resulting from capital share transactions	(32,269,849)	(4,764,459)	74,786,751	(89,379,221)
Net increase (decrease) in net assets	(170,377,031)	23,368,266	22,591,494	(116,205,056)

NET ASSETS:
Beginning of year or period	1,489,034,043	1,465,665,777	215,135,221	331,340,277
End of year or period	$1,318,657,012	$1,489,034,043	$237,726,715	$215,135,221
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$(1,220,685)	$(3,131,136)	$1,297,450	$977,957

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$24,944,785	$17,830,451	$(2,493,179)	$(2,862,724)
Net realized gain	103,634,164	80,040,032	27,785,768	47,979,742
Net change in unrealized appreciation (depreciation)	(8,784,166)	23,234,765	(66,437,719)	47,331,003
Increase (decrease) in net assets resulting from operations	119,794,783	121,105,248	(41,145,130)	92,448,021

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,090,783)	(3,174,064)	—	—
Class B	(3,168)	(2,628)	—	—
Class C	(372,015)	(170,248)	—	—
Class I	(22,874,687)	(16,552,482)	—	—
Class O	(799,977)	(526,475)	—	—
Class R	(74,050)	(22,968)	—	—
Class R6	(390,695)	(55,690)	—	—
Class W	(1,402,228)	(1,261,666)	—	—
Net realized gains:
Class A	(11,381,240)	(10,273,958)	(14,237,128)	(11,233,274)
Class B	(17,248)	(28,859)	(31,297)	(53,531)
Class C	(1,680,948)	(1,259,992)	(5,194,450)	(3,886,258)
Class I	(53,814,727)	(42,990,195)	(24,666,320)	(21,910,708)
Class O	(2,167,747)	(1,672,432)	—	—
Class R	(199,975)	(86,425)	(242,380)	(110,326)
Class R6	(797,992)	(24,438)	(9,332,260)	(6,890,598)
Class W	(3,614,869)	(3,965,623)	(2,625,288)	(2,786,550)
Return of capital:
Class A	—	(152,725)	—	—
Class B	—	(439)	—	—
Class C	—	(17,332)	—	—
Class I	—	(566,720)	—	—
Class O	—	(23,876)	—	—
Class R	—	(1,090)	—	—
Class R6	—	(32)	—	—
Class W	—	(73,066)	—	—
Total distributions	(103,682,349)	(82,903,423)	(56,329,123)	(46,871,245)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	264,513,024	538,718,307	223,447,944	292,017,409
Reinvestment of distributions	69,302,049	53,726,780	50,824,911	41,828,443
	333,815,073	592,445,087	274,272,855	333,845,852
Cost of shares redeemed	(433,991,388)	(552,366,790)	(215,764,106)	(166,359,244)
Net increase (decrease) in net assets resulting from capital share transactions	(100,176,315)	40,078,297	58,508,749	167,486,608
Net increase (decrease) in net assets	(84,063,881)	78,280,122	(38,965,504)	213,063,384

NET ASSETS:
Beginning of year or period	1,439,586,780	1,361,306,658	757,114,610	544,051,226
End of year or period	$1,355,522,899	$1,439,586,780	$718,149,106	$757,114,610
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$(4,813,335)	$248,832	$(958,520)	$(1,661,112)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
05-31-16	33.18	0.02		0.15	0.17	—	2.28	—	2.28	—	31.07	0.68	1.44	1.19	1.19	0.06	67,414	70
05-31-15	32.60	(0.03)		4.45	4.42	—	3.84	—	3.84	—	33.18	14.46	1.49	1.30	1.30	(0.10)	66,272	64
05-31-14	29.04	(0.05)		5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95	1.51	1.33	1.33	(0.14)	70,295	133
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40	1.51	1.35	1.35	(0.09)	64,837	123
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15	1.67	1.35	1.35	0.02	48,045	151
Class B
05-31-16	29.62	(0.19	)•	0.13	(0.06)	—	2.28	—	2.28	—	27.28	(0.05)	2.09	1.90	1.90	(0.69)	308	70
05-31-15	29.67	(0.22	)•	4.01	3.79	—	3.84	—	3.84	—	29.62	13.73	2.14	1.95	1.95	(0.75)	785	64
05-31-14	26.74	(0.22	)•	4.94	4.72	—	1.80	—	1.80	0.01	29.67	18.21	2.16	1.98	1.98	(0.80)	1,276	133
05-31-13	22.17	(0.18	)•	4.75	4.57	—	—	—	—	—	26.74	20.61	2.16	2.00	2.00	(0.76)	1,697	123
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50	2.32	2.00	2.00	(0.66)	2,984	151
Class C
05-31-16	29.51	(0.18	)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)	2.09	1.90	1.90	(0.64)	32,677	70
05-31-15	29.58	(0.21)		3.98	3.77	—	3.84	—	3.84	—	29.51	13.70	2.14	1.95	1.95	(0.75)	27,487	64
05-31-14	26.66	(0.21)		4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22	2.16	1.98	1.98	(0.79)	25,390	133
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63	2.16	2.00	2.00	(0.73)	20,721	123
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46	2.32	2.00	2.00	(0.63)	16,049	151
Class I
05-31-16	36.02	0.17	•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03	1.05	0.80	0.80	0.50	238,451	70
05-31-15	34.97	0.10		4.79	4.89	—	3.84	—	3.84	—	36.02	14.85	0.93	0.93	0.93	0.28	27,932	64
05-31-14	30.91	0.08		5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43	0.94	0.94	0.94	0.25	25,934	133
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84	1.01	1.00	1.00	0.29	27,896	123
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51	1.05	1.00	1.00	0.48	9,975	151
Class R
05-31-16	35.92	(0.04	)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42	1.59	1.40	1.40	(0.12)	886	70
05-31-15	35.05	(0.11	)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29	1.64	1.45	1.45	(0.30)	15	64
05-30-14(4)–05-31-14	35.05	(0.00	)*•	0.00 *	0.00 *	—	—	—	—	—	35.05	0.00	1.66	1.45	1.45	(1.66)	**	133
Class R6
06-02-15(4)–05-31-16	36.12	0.18	•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72	0.86	0.78	0.78	0.54	50,467	70
Class W
05-31-16	35.28	0.12		0.16	0.28	—	2.28	—	2.28	—	33.28	0.96	1.09	0.90	0.90	0.36	7,607	70
05-31-15	34.33	0.09	•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83	1.14	0.95	0.95	0.26	5,012	64
05-31-14	30.39	0.06		5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37	1.16	0.98	0.98	0.20	2,187	133
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85	1.16	1.00	1.00	0.29	2,613	123
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49	1.32	1.00	1.00	0.30	1,188	151

Voya Large Cap Value Fund
Class A
05-31-16	12.20	0.21		(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)	1.20	1.10	1.10	1.85	418,279	116
05-31-15	12.81	0.18	•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62	1.20	1.15	1.15	1.41	523,033	80
05-31-14	12.19	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28	1.16	1.14	1.14	1.21	206,215	149
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02	1.15	1.14	1.14	1.55	57,211	123
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)	1.21	1.15	1.15	2.30	32,435	84
Class B
05-31-16	12.14	0.14		(0.87)	(0.73)	0.10	0.28	—	0.38	—	11.03	(5.92)	1.95	1.85	1.85	1.07	2,644	116
05-31-15	12.75	0.10		0.84	0.94	0.11	1.44	—	1.55	—	12.14	7.75	1.95	1.90	1.90	0.81	5,249	80
05-31-14	12.13	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.75	15.49	1.91	1.89	1.89	0.45	6,030	149
05-31-13	9.83	0.09	•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06	1.90	1.89	1.89	0.82	589	123
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)	1.96	1.90	1.90	1.58	567	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class C
05-31-16	12.16	0.13		(0.86)	(0.73)	0.11	0.28	—	0.39	—		11.04	(5.95)		1.95	1.85	1.85	1.10	75,562	116
05-31-15	12.77	0.10		0.83	0.93	0.10	1.44	—	1.54	—		12.16	7.72		1.95	1.90	1.90	0.79	98,547	80
05-31-14	12.15	0.04		1.71	1.75	0.08	1.05	—	1.13	—		12.77	15.50		1.91	1.89	1.89	0.45	95,789	149
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—		12.15	28.11		1.90	1.89	1.89	0.80	22,862	123
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—		9.85	(2.31)		1.96	1.90	1.90	1.55	12,095	84
Class I
05-31-16	13.03	0.26		(0.92)	(0.66)	0.23	0.28	—	0.51	—		11.86	(4.94)		0.86	0.76	0.76	2.19	227,528	116
05-31-15	13.58	0.25		0.91	1.16	0.27	1.44	—	1.71	—		13.03	9.00		0.83	0.79	0.79	1.87	268,092	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—		13.58	16.76		0.81	0.79	0.79	1.55	219,822	149
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—		12.84	29.44		0.82	0.80	0.80	1.90	277,638	123
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—		10.38	(1.22)		0.87	0.80	0.80	2.69	177,157	84
Class O
05-31-16	12.18	0.21		(0.85)	(0.64)	0.20	0.28	—	0.48	—		11.06	(5.20)		1.20	1.10	1.10	1.85	24,812	116
05-31-15	12.80	0.16	•	0.88	1.04	0.22	1.44	—	1.66	—		12.18	8.56		1.20	1.15	1.15	1.32	30,169	80
05-31-14	12.18	0.15		1.69	1.84	0.17	1.05	—	1.22	—		12.80	16.32		1.16	1.14	1.14	1.20	6,780	149
01-28-13(4)–05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—		12.18	9.54		1.15	1.14	1.14	1.54	375	123
Class R
05-31-16	12.18	0.18		(0.85)	(0.67)	0.17	0.28	—	0.45	—		11.06	(5.43)		1.45	1.34	1.34	1.61	5,053	116
05-31-15	12.79	0.17		0.84	1.01	0.18	1.44	—	1.62	—		12.18	8.34		1.45	1.35	1.35	1.30	5,900	80
05-31-14	12.17	0.12	•	1.70	1.82	0.15	1.05	—	1.20	—		12.79	16.12		1.41	1.34	1.34	1.01	4,263	149
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—		12.17	28.74		1.40	1.34	1.34	1.32	2,089	123
08-05-11(4)–05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—		9.88	11.22		1.46	1.39	1.39	2.02	87	84
Class R6
05-31-16	13.02	0.26		(0.91)	(0.65)	0.24	0.28	—	0.52	—		11.85	(4.92)		0.80	0.74	0.74	2.18	167,259	116
05-31-15	13.58	0.26		0.89	1.15	0.27	1.44	—	1.71	—		13.02	8.95		0.79	0.76	0.76	1.95	258,458	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—		13.58	16.77		0.81	0.78	0.78	1.57	265,510	149
05-31-13(4)–05-31-13	12.84	0.00	*	0.00 *	0.00 *	—	—	—	—	—		12.84	0.00		0.79	0.78	0.78	1.92	3	123
Class W
05-31-16	12.99	0.24	•	(0.90)	(0.66)	0.22	0.28	—	0.50	—		11.83	(4.98)		0.95	0.85	0.85	2.03	14,386	116
05-31-15	13.54	0.24		0.89	1.13	0.24	1.44	—	1.68	—		12.99	8.82		0.95	0.90	0.90	1.79	51,315	80
05-31-14	12.81	0.19		1.79	1.98	0.20	1.05	—	1.25	—		13.54	16.62		0.91	0.89	0.89	1.46	46,143	149
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—		12.81	29.32		0.90	0.89	0.89	1.79	35,301	123
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—		10.36	(1.29)		0.96	0.90	0.90	2.53	6,345	84

Voya MidCap Opportunities Fund
Class A
05-31-16	24.05	(0.09)		(0.35)	(0.44)	—	2.02	—	2.02	—		21.59	(1.50)		1.34	1.33	1.33	(0.38)	302,850	88
05-31-15	23.89	(0.11)		3.34	3.23	—	3.07	—	3.07	—		24.05	14.56		1.33	1.32	1.32	(0.47)	367,273	102
05-31-14	22.89	(0.01)		3.26	3.25	—	2.25	—	2.25	—		23.89	14.50		1.34	1.32	1.32	(0.06)	429,055	92
05-31-13	19.35	(0.02)		4.11	4.09	—	0.55	—	0.55	—		22.89	21.54		1.33	1.33	1.33	(0.09)	395,343	81
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00	*	19.35	(5.43	)(a)	1.37	1.35	1.35	(0.17)	292,698	89
Class B
05-31-16	20.13	(0.21	)•	(0.31)	(0.52)	—	2.02	—	2.02	—		17.59	(2.23)		2.09	2.08	2.08	(1.14)	1,669	88
05-31-15	20.61	(0.25	)•	2.84	2.59	—	3.07	—	3.07	—		20.13	13.71		2.08	2.07	2.07	(1.21)	3,113	102
05-31-14	20.17	(0.17	)•	2.86	2.69	—	2.25	—	2.25	—		20.61	13.63		2.09	2.07	2.07	(0.81)	4,272	92
05-31-13	17.24	(0.16	)•	3.64	3.48	—	0.55	—	0.55	—		20.17	20.63		2.08	2.08	2.08	(0.85)	5,515	81
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—	0.59	—	0.59	0.00	*	17.24	(6.14	)(a)	2.12	2.10	2.10	(0.93)	6,245	89

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class C
05-31-16	19.98	(0.20)		(0.32)	(0.52)	—		2.02	—	2.02	—		17.44	(2.25)		2.09	2.08	2.08	(1.13)	114,167	88
05-31-15	20.47	(0.25)		2.83	2.58	—		3.07	—	3.07	—		19.98	13.75		2.08	2.07	2.07	(1.22)	127,380	102
05-31-14	20.06	(0.16)		2.82	2.66	—		2.25	—	2.25	—		20.47	13.56		2.09	2.07	2.07	(0.80)	126,640	92
05-31-13	17.15	(0.15)		3.61	3.46	—		0.55	—	0.55	—		20.06	20.62		2.08	2.08	2.08	(0.85)	111,350	81
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—		0.59	—	0.59	0.00	*	17.15	(6.11	)(a)	2.12	2.10	2.10	(0.92)	87,941	89
Class I
05-31-16	26.43	(0.01)		(0.37)	(0.38)	—		2.02	—	2.02	—		24.03	(1.13)		1.02	0.98	0.98	(0.03)	653,080	88
05-31-15	25.92	(0.03)		3.64	3.61	0.03		3.07	—	3.10	—		26.43	14.92		1.01	0.98	0.98	(0.13)	721,691	102
05-31-14	24.58	0.07		3.52	3.59	—		2.25	—	2.25	—		25.92	14.90		0.96	0.94	0.94	0.33	719,371	92
05-31-13	20.65	0.06		4.42	4.48	—		0.55	—	0.55	—		24.58	22.08		0.97	0.91	0.91	0.34	496,950	81
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(a)	1.01	0.91	0.91	0.29	265,400	89
Class O
05-31-16	23.97	(0.08)		(0.35)	(0.43)	—		2.02	—	2.02	—		21.52	(1.47)		1.34	1.33	1.33	(0.38)	51,053	88
05-31-15	23.82	(0.11)		3.33	3.22	—		3.07	—	3.07	—		23.97	14.55		1.33	1.32	1.32	(0.48)	55,859	102
05-31-14	22.84	(0.01)		3.24	3.23	—		2.25	—	2.25	—		23.82	14.44		1.34	1.32	1.32	(0.05)	53,615	92
05-31-13	19.31	(0.02)		4.10	4.08	—		0.55	—	0.55	—		22.84	21.54		1.33	1.33	1.33	(0.09)	47,704	81
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(a)	1.37	1.35	1.35	(0.17)	41,517	89
Class R
05-31-16	23.78	(0.14	)•	(0.35)	(0.49)	—		2.02	—	2.02	—		21.27	(1.75)		1.59	1.58	1.58	(0.63)	2,235	88
05-31-15	23.71	(0.18	)•	3.32	3.14	0.00	*	3.07	—	3.07	—		23.78	14.28		1.58	1.57	1.57	(0.74)	2,329	102
05-31-14	22.79	(0.05	)•	3.22	3.17	—		2.25	—	2.25	—		23.71	14.19		1.59	1.57	1.57	(0.22)	1,770	92
05-31-13	19.31	(0.08	)•	4.11	4.03	—		0.55	—	0.55	—		22.79	21.27		1.58	1.58	1.58	(0.35)	654	81
08-05-11(4)–05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(a)	1.62	1.60	1.60	(0.45)	14	89
Class R6
05-31-16	26.48	0.02		(0.38)	(0.36)	—		2.02	—	2.02	—		24.10	(1.05)		0.89	0.88	0.88	0.07	117,985	88
05-31-15	25.94	(0.04	)•	3.69	3.65	0.04		3.07	—	3.11	—		26.48	15.06		0.90	0.88	0.88	(0.14)	114,033	102
05-31-14	24.58	0.10	•	3.51	3.61	—		2.25	—	2.25	—		25.94	14.98		0.90	0.88	0.88	0.40	24,448	92
05-31-13(4)–05-31-13	24.58	0.00	*	0.00 *	0.00 *	—		—	—	—	—		24.58	0.00		0.88	0.88	0.88	0.37	3	81
Class W
05-31-16	26.18	(0.04)		(0.36)	(0.40)	—		2.02	—	2.02	—		23.76	(1.22)		1.09	1.08	1.08	(0.13)	75,617	88
05-31-15	25.71	(0.06)		3.62	3.56	0.02		3.07	—	3.09	—		26.18	14.81		1.08	1.07	1.07	(0.22)	97,355	102
05-31-14	24.42	0.06		3.48	3.54	—		2.25	—	2.25	—		25.71	14.78		1.09	1.07	1.07	0.23	106,496	92
05-31-13	20.56	0.03		4.38	4.41	—		0.55	—	0.55	—		24.42	21.83		1.08	1.08	1.08	0.16	97,680	81
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00	*	0.59	—	0.59	0.00	*	20.56	(5.20	)(a)	1.12	1.10	1.10	0.08	55,387	89

Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-16	13.05	0.16	•	(0.81)	(0.65)	0.15		1.94	—	2.09	—		10.31	(4.30)		0.86	0.84	0.84	1.42	237,727	39
05-31-15	14.64	0.14	•	0.98	1.12	0.17		2.54	—	2.71	—		13.05	9.00		0.85	0.83	0.83	1.03	215,135	61
05-31-14	14.14	0.10		3.01	3.11	0.08		2.53	—	2.61	—		14.64	24.03		0.87	0.87	0.86	0.66	331,340	141
05-31-13	12.30	0.12		3.40	3.52	0.12		1.56	—	1.68	—		14.14	30.87		0.87	0.88	0.86	0.87	293,575	111
10-03-11(4)–05-31-12	10.00	0.06		2.52	2.58	0.03		0.25	—	0.28	—		12.30	26.07		0.92	0.90	0.87	0.84	227,880	88

Voya Real Estate Fund
Class A
05-31-16	19.25	0.34		1.36	1.70	0.41		1.14	—	1.55	—		19.40	9.24		1.29	1.29	1.29	1.75	188,970	37
05-31-15	18.65	0.22		1.52	1.74	0.26		0.87	0.01	1.14	—		19.25	9.36		1.28	1.28	1.28	1.14	225,232	38
05-31-14	17.23	0.18		1.61	1.79	0.37		—	—	0.37	—		18.65	10.65		1.29	1.29	1.29	1.03	266,445	45
05-31-13	15.45	0.16	•	1.95	2.11	0.33		—	—	0.33	—		17.23	13.78		1.22	1.22	1.22	0.99	214,477	40
05-31-12	15.23	0.14		0.39	0.53	0.31		—	—	0.31	—		15.45	3.66		1.20	1.20	1.20	0.88	177,041	36

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Real Estate Fund (continued)
Class B
05-31-16	19.35	0.18	•	1.39	1.57	0.25	1.14	—	1.39	—	19.53	8.45		2.04	2.04	2.04	0.95	235	37
05-31-15	18.72	0.07		1.53	1.60	0.09	0.87	0.01	0.97	—	19.35	8.51		2.03	2.03	2.03	0.42	478	38
05-31-14	17.30	0.05	•	1.62	1.67	0.25	—	—	0.25	—	18.72	9.79		2.04	2.04	2.04	0.30	684	45
05-31-13	15.51	0.04	•	1.95	1.99	0.20	—	—	0.20	—	17.30	12.92		1.97	1.97	1.97	0.25	934	40
05-31-12	15.28	0.02	•	0.40	0.42	0.19	—	—	0.19	—	15.51	2.87		1.95	1.95	1.95	0.11	1,007	36
Class C
05-31-16	20.14	0.18		1.46	1.64	0.26	1.14	—	1.40	—	20.38	8.44		2.04	2.04	2.04	0.89	29,550	37
05-31-15	19.54	0.06		1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13		2.03	2.03	2.03	0.25	31,612	38
05-31-14	18.03	0.04		1.70	1.74	0.23	—	—	0.23	—	19.54	9.81		2.04	2.04	2.04	0.27	27,095	45
05-31-13	16.16	0.04	•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92		1.97	1.97	1.97	0.24	25,680	40
05-31-12	15.92	0.02	•	0.41	0.43	0.19	—	—	0.19	—	16.16	2.85		1.95	1.95	1.95	0.14	17,615	36
Class I
05-31-16	20.67	0.41		1.49	1.90	0.48	1.14	—	1.62	—	20.95	9.64		0.90	0.90	0.90	1.97	1,003,433	37
05-31-15	20.06	0.28		1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12		0.91	0.91	0.91	1.30	1,046,021	38
05-31-14	18.50	0.26	•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04		0.91	0.91	0.91	1.41	862,733	45
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19		0.89	0.89	0.89	1.32	809,016	40
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89		0.90	0.90	0.90	1.17	654,590	36
Class O
05-31-16	19.22	0.34		1.36	1.70	0.41	1.14	—	1.55	—	19.37	9.26		1.29	1.29	1.29	1.78	37,850	37
05-31-15	18.63	0.23		1.51	1.74	0.27	0.87	0.01	1.15	—	19.22	9.34		1.28	1.28	1.28	1.15	37,484	38
05-31-14	17.21	0.17	•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62		1.29	1.29	1.29	1.03	37,173	45
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80		1.22	1.22	1.22	0.99	36,794	40
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65		1.20	1.20	1.20	0.88	34,055	36
Class R
05-31-16	19.19	0.30	•	1.35	1.65	0.37	1.14	—	1.51	—	19.33	9.00		1.54	1.54	1.54	1.59	4,353	37
05-31-15	18.59	0.17	•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13		1.53	1.53	1.53	0.84	2,801	38
05-31-14	17.19	0.14	•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40		1.54	1.54	1.54	0.82	1,408	45
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51		1.47	1.47	1.47	0.64	719	40
08-05-11(4)–05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45	1.45	0.09	104	36
Class R6
05-31-16	20.67	0.42		1.51	1.93	0.50	1.14	—	1.64	—	20.96	9.76		0.85	0.85	0.85	2.05	20,345	37
07-03-14(4)–05-31-15	20.11	0.17	•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21		0.88	0.86	0.86	0.86	13,575	38
Class W
05-31-16	23.22	0.36		1.76	2.12	0.45	1.14	—	1.59	—	23.75	9.53		1.04	1.04	1.04	1.53	70,787	37
05-31-15	22.60	0.21	•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96		1.03	1.03	1.03	0.90	82,384	38
05-31-14	20.79	0.26	•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91		1.04	1.04	1.04	1.29	165,769	45
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11		0.97	0.97	0.97	1.22	175,318	40
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95	0.95	1.13	99,962	36

Voya SmallCap Opportunities Fund
Class A
05-31-16	58.19	(0.26	)•	(2.99)	(3.25)	—	4.46	—	4.46	—	50.48	(5.46)		1.41	1.41	1.41	(0.51)	179,716	65
05-31-15	54.80	(0.33	)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24		1.40	1.40	1.40	(0.59)	173,844	35
05-31-14	50.19	(0.36	)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36		1.41	1.41	1.41	(0.66)	150,897	31
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36		1.53	1.50	1.50	(0.57)	90,931	45
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(b)	1.60	1.50	1.50	(0.79)	65,652	72

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class B
05-31-16	48.11	(0.55	)•	(2.48)	(3.03)	—	4.46	—	4.46	—	40.62	(6.17)		2.16	2.16	2.16	(1.27)	254	65
05-31-15	46.32	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.11	13.35		2.15	2.15	2.15	(1.33)	446	35
05-31-14	43.15	(0.67	)•	6.92	6.25	—	3.08	—	3.08	—	46.32	14.50		2.16	2.16	2.16	(1.42)	820	31
05-31-13	34.81	(0.50	)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41		2.28	2.25	2.25	(1.30)	1,121	45
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(b)	2.35	2.25	2.25	(1.54)	1,420	72
Class C
05-31-16	48.01	(0.53	)•	(2.49)	(3.02)	—	4.46	—	4.46	—	40.53	(6.17)		2.16	2.16	2.16	(1.26)	51,644	65
05-31-15	46.22	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38		2.15	2.15	2.15	(1.34)	51,696	35
05-31-14	43.06	(0.66	)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51		2.16	2.16	2.16	(1.40)	43,118	31
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41		2.28	2.25	2.25	(1.32)	26,925	45
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93	)(b)	2.35	2.25	2.25	(1.54)	21,337	72
Class I
05-31-16	62.12	(0.13)		(3.17)	(3.30)	—	4.46	—	4.46	—	54.36	(5.19)		1.13	1.13	1.13	(0.23)	318,466	65
05-31-15	58.07	(0.17	)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58		1.10	1.10	1.10	(0.29)	364,320	35
05-31-14	52.86	(0.20	)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72		1.17	1.10	1.10	(0.34)	300,880	31
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—	52.86	27.84		1.30	1.10	1.10	(0.17)	156,543	45
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08	42.02	(4.82	)(b)	1.32	1.10	1.10	(0.40)	83,733	72
Class R
05-31-16	57.54	(0.39	)•	(2.95)	(3.34)	—	4.46	—	4.46	—	49.74	(5.69)		1.66	1.66	1.66	(0.76)	2,879	65
05-31-15	54.36	(0.47	)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96		1.65	1.65	1.65	(0.85)	2,682	35
05-31-14	49.93	(0.48	)•	7.99	7.51	—	3.08	—	3.08	—	54.36	15.07		1.66	1.66	1.66	(0.87)	908	31
05-31-13	39.97	(0.30	)•	10.98	10.68	—	0.72	—	0.72	—	49.93	27.06		1.78	1.75	1.75	(0.65)	137	45
08-05-11(4)–05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08	39.97	12.97	(b)	1.85	1.75	1.75	(1.03)	3	72
Class R6
05-31-16	62.24	(0.04	)•	(3.19)	(3.23)	—	4.46	—	4.46	—	54.55	(5.06)		0.98	0.98	0.98	(0.08)	126,482	65
05-31-15	58.11	(0.12	)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72		0.98	0.98	0.98	(0.20)	114,541	35
05-31-14	52.86	(0.16	)•	8.49	8.33	—	3.08	—	3.08	—	58.11	15.80		1.02	1.02	1.02	(0.28)	14,096	31
05-31-13(4)–05-31-13	52.86	0.00	*	0.00 *	0.00 *	—	—	—	—	—	52.86	0.00		1.08	1.05	1.05	(0.12)	3	45
Class W
05-31-16	61.47	(0.16)		(3.13)	(3.29)	—	4.46	—	4.46	—	53.72	(5.22)		1.16	1.16	1.16	(0.26)	38,707	65
05-31-15	57.53	(0.20	)•	8.23	8.03	—	4.09	—	4.09	—	61.47	14.53		1.15	1.15	1.15	(0.34)	49,586	35
05-31-14	52.42	(0.23	)•	8.42	8.19	—	3.08	—	3.08	—	57.53	15.67		1.16	1.16	1.16	(0.40)	33,331	31
05-31-13	41.73	(0.10	)•	11.51	11.41	—	0.72	—	0.72	—	52.42	27.67		1.28	1.25	1.25	(0.22)	14,910	45
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08	41.73	(4.96	)(b)	1.35	1.25	1.25	(0.53)	3,738	72

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.
(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
**	Amount is less than $500.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016

NOTE 1 — ORGANIZATION

Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of six separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), and Voya SmallCap Opportunities Fund (“SmallCap Opportunities”). Each Fund is a diversified series of the Trust. Prior to September 30, 2015, Real Estate was a non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the year ended May 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

2.	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Large-Cap Growth	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value
SmallCap Opportunities

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large-Cap Growth	$465,605,520	$241,156,033
Large Cap Value	1,253,006,729	1,455,203,978
MidCap Opportunities	1,157,494,055	1,291,084,437
Multi-Manager Mid Cap Value	124,702,057	88,657,965
Real Estate	493,996,557	667,567,142
SmallCap Opportunities	446,920,507	447,460,958

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.80% on first $500 million; 0.775% on next $500 million; and 0.75% thereafter
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $1 billion; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% thereafter
Multi-Manager Mid Cap Value	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; and 0.85% thereafter

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value. The waiver was effective in connection with a sub-advisory fee reduction that occurred on February 10, 2014. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. Termination or modification of this obligation requires approval by the Board. For the year ended May 31, 2016, the Investment Adviser waived $53,466 in management fees for Multi-Manager Mid Cap Value.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):

Fund	Sub-Adviser
Large-Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Funds, with the exception of Class I, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A		Classes B and C	Class O	Class R
Large-Cap Growth	0.35	%(1)	1.00%	N/A	0.50%
Large Cap Value	0.25%		1.00%	0.25%	0.50	%(2)
MidCap Opportunities	0.25%		1.00%	0.25%	0.50%
Real Estate	0.25%		1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%		1.00%	N/A	0.50%

(1)	Effective the close of business on October 23, 2015, the Distributor has agreed to waive 0.10% of the distribution fee. Termination or modification of this obligation requires approval by the Board.
(2)	The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2016, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$9,935	$—
Large Cap Value	10,515	—
MidCap Opportunities	21,193	—
Real Estate	7,802	—
SmallCap Opportunities	13,469	—

Contingent Deferred Sales Charges:
Large-Cap Growth	$—	$935
Large Cap Value	113	2,325
MidCap Opportunities	19	947
Real Estate	2	1,878
SmallCap Opportunities	651	1,125

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Large-Cap Growth	10.20%
Voya Institutional Trust Company	Real Estate	7.28
Voya Retirement Insurance and Annuity Company	Real Estate	5.74
Voya Solution 2025 Portfolio	Multi-Manager
	Mid Cap Value	14.19
Voya Solution 2035 Portfolio	Multi-Manager
	Mid Cap Value	13.16
Voya Solution 2045 Portfolio	Multi-Manager
	Mid Cap Value	14.71
Voya Solution Moderately Aggressive Portfolio	Multi-Manager
	Mid Cap Value	21.03

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a deferred compensation plan (the “Plan”), which allows eligible independent trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth(1)	1.15%	1.90%	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate	1.35%	2.10%	2.10%	1.00%	1.35%	1.60%	0.86%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	1.75%	1.05%	1.25%

(1)	Prior to the close of business on October 23, 2015, the expense limits were for Large Cap-Growth were 1.40%, 2.05%, 2.05%, 1.05%, 1.55% and 1.05% for Class A, Class B, Class C, Class I, Class R and Class W, respectively.

Pursuant to side letter agreements, through October 1, 2016 (except for Large-Cap Growth and MidCap Opportunities, which are through October 1, 2017), the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth(1)	1.14%	1.89%	1.89%	0.79%	N/A	1.39%	0.78%	0.89%
Large Cap Value	1.10%	1.85%	1.85%	0.76%	1.10%	1.35%	0.74%	0.85%
MidCap Opportunities(2)	1.31%	2.06%	2.06%	0.98%	1.31%	1.56%	0.88%	1.06%

(1)	Prior to the close of business on October 23, 2015, the side letter agreement expense limits for Large Cap-Growth were 1.30%, 1.95%, 1.95%, 0.95%, 1.45% and 0.95% for Class A, Class B, Class C, Class I, Class R and Class W, respectively.
(2)	Effective January 1, 2016, a new non-recoupable side letter agreement was implemented.

The Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2017	2018	2019	Total
Large-Cap Growth	$—	$—	$229,457	$229,457
Large Cap Value	173,035	270,924	587,158	1,031,117
MidCap Opportunities	183,610	161,507	508	345,625

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2016, are as follows:

	May 31,
	2017	2018	2019	Total
Large-Cap Growth
Class A	$120,161	$125,783	$76,386	$322,330
Class B	2,615	1,910	526	5,051
Class C	41,323	49,324	34,535	125,182
Class I	—	—	280,129	280,129
Class R	—	8	760	768
Class W	3,947	6,889	8,062	18,898
Large Cap Value
Class A	—	52,122	196,534	248,656
Class B	—	683	1,539	2,222
Class C	—	12,475	36,324	48,799
Class I	14,199	26,393	104,590	145,182
Class O	—	2,820	11,482	14,302
Class R	—	34	—	34
Class R6	9,793	701	—	10,494
Class W	—	6,483	13,742	20,225
MidCap Opportunities
Class I	—	86,287	150,131	236,418
Class R6	605	2,986	1,533	5,124
SmallCap Opportunities
Class I	120,796	16,037	—	136,833

The expense limitation agreements are contractual through October 1, 2016 (except for Large-Cap Growth, which is through October 1, 2017) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 20, 2016, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2016:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Value	8	$24,146,000	1.36%
Large-Cap Growth	7	1,813,429	1.35
MidCap Opportunities	6	9,929,667	1.36
SmallCap Opportunities	9	1,812,111	1.29

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
5/31/2016	281,165	259,645	127,998	(496,085)	172,723	8,638,860	7,999,327	3,892,421	(15,065,564)	5,465,044
5/31/2015	216,124	—	209,039	(583,894)	(158,731)	7,118,495	—	6,442,593	(19,367,372)	(5,806,284)
Class B
5/31/2016	348	—	1,558	(17,097)	(15,191)	9,360	—	41,779	(475,236)	(424,097)
5/31/2015	250	—	4,197	(20,958)	(16,511)	7,039	—	115,801	(622,927)	(500,087)
Class C
5/31/2016	164,003	212,840	61,574	(167,484)	270,933	4,461,275	5,762,459	1,645,263	(4,548,881)	7,320,116
5/31/2015	147,769	—	85,518	(160,424)	72,863	4,351,194	—	2,350,828	(4,765,894)	1,936,128

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large-Cap Growth, continued
Class I
5/31/2016	1,257,005	6,330,365	46,204	(1,405,718)	6,227,856	41,908,334	213,298,461	1,536,272	(46,359,394)	210,383,673
5/31/2015	306,603	—	70,367	(343,236)	33,734	10,939,472	—	2,350,269	(12,213,392)	1,076,349
Class R
5/31/2016	6,547	39,964	29	(20,695)	25,845	212,433	1,339,404	980	(627,332)	925,485
5/31/2015	418	—	10	—	428	15,000	—	332	—	15,332
Class R6
6/2/2015(1)-5/31/2016	141,710	2,055,858	6	(715,149)	1,482,425	4,585,989	69,257,857	190	(23,702,977)	50,141,059
Class W
5/31/2016	174,782	70,185	10,226	(168,653)	86,540	5,865,892	2,312,874	332,535	(5,235,003)	3,276,298
5/31/2015	97,183	—	11,406	(30,252)	78,337	3,382,182	—	373,212	(1,055,490)	2,699,904

Large Cap Value
Class A
5/31/2016	1,179,095	—	1,582,202	(7,869,089)	(5,107,792)	13,095,451	—	17,339,296	(87,226,488)	(56,791,741)
5/31/2015	1,446,228	30,018,020	1,730,967	(6,406,998)	26,788,217	18,243,939	358,055,682	21,182,824	(81,561,860)	315,920,585
Class B
5/31/2016	186	—	10,397	(203,156)	(192,573)	2,035	—	113,369	(2,290,223)	(2,174,819)
5/31/2015	2,926	131,924	44,205	(219,625)	(40,570)	38,203	1,566,597	537,745	(2,768,447)	(625,902)
Class C
5/31/2016	238,104	—	217,628	(1,716,305)	(1,260,573)	2,634,025	—	2,373,794	(18,994,485)	(13,986,666)
5/31/2015	400,245	1,033,337	733,348	(1,566,860)	600,070	4,990,819	12,283,450	8,926,615	(19,737,952)	6,462,932
Class I
5/31/2016	8,958,682	—	783,824	(11,141,747)	(1,399,241)	103,991,568	—	9,199,456	(130,807,151)	(17,616,127)
5/31/2015	5,595,671	2,315,163	2,138,405	(5,656,511)	4,392,728	76,259,961	29,485,237	27,903,148	(75,410,537)	58,237,809
Class O
5/31/2016	197,654	—	1,400	(431,938)	(232,884)	2,171,820	—	15,319	(4,806,527)	(2,619,388)
5/31/2015	165,678	1,953,513	116	(172,664)	1,946,643	2,062,338	23,279,734	1,394	(2,158,982)	23,184,484
Class R
5/31/2016	69,796	—	14,376	(111,561)	(27,389)	740,190	—	157,214	(1,263,806)	(366,402)
5/31/2015	180,331	340	44,216	(73,859)	151,028	2,344,332	4,054	539,606	(934,837)	1,953,155
Class R6
5/31/2016	9,619,421	—	1,023,374	(16,382,121)	(5,739,326)	117,264,455	—	11,982,703	(192,715,126)	(63,467,968)
5/31/2015	5,887,323	8,615	2,351,289	(7,955,674)	291,553	78,785,000	109,648	30,682,683	(107,880,636)	1,696,695
Class W
5/31/2016	253,479	—	121,643	(3,108,424)	(2,733,302)	3,038,600	—	1,429,083	(35,528,762)	(31,061,079)
5/31/2015	803,434	92,400	478,948	(832,935)	541,847	10,847,456	1,173,285	6,232,360	(11,078,545)	7,174,556

MidCap Opportunities
Class A
5/31/2016	2,004,392	—	1,144,075	(4,395,978)	(1,247,511)	43,593,789	—	23,751,006	(95,173,414)	(27,828,619)
5/31/2015	2,102,534	—	1,663,115	(6,454,241)	(2,688,592)	49,997,198	—	37,020,949	(155,893,218)	(68,875,071)
Class B
5/31/2016	1,955	—	10,759	(72,462)	(59,748)	33,478	—	182,578	(1,338,705)	(1,122,649)
5/31/2015	8,417	—	20,435	(81,540)	(52,688)	160,041	—	382,128	(1,666,783)	(1,124,614)
Class C
5/31/2016	818,066	—	552,038	(1,199,706)	170,398	14,525,171	—	9,290,811	(21,289,493)	2,526,489
5/31/2015	725,322	—	717,210	(1,253,266)	189,266	14,321,123	—	13,311,414	(25,310,018)	2,322,519
Class I
5/31/2016	7,796,464	—	1,928,752	(9,853,892)	(128,676)	184,124,024	—	44,496,302	(234,986,213)	(6,365,887)
5/31/2015	8,059,437	—	2,783,327	(11,291,171)	(448,407)	210,647,174	—	67,996,677	(295,738,685)	(17,094,834)
Class O
5/31/2016	312,694	—	7,113	(277,467)	42,340	6,537,175	—	147,175	(5,996,817)	687,533
5/31/2015	419,265	—	9,607	(349,423)	79,449	9,709,402	—	213,184	(8,378,579)	1,544,007
Class R
5/31/2016	17,727	—	7,160	(17,761)	7,126	371,140	—	146,626	(376,434)	141,332
5/31/2015	43,692	—	9,964	(30,332)	23,324	1,049,905	—	219,599	(723,970)	545,534
Class R6
5/31/2016	1,722,230	—	352,312	(1,486,222)	588,320	40,619,717	—	8,148,982	(36,129,780)	12,638,919
5/31/2015	5,492,351	—	189,191	(2,317,684)	3,363,858	144,653,512	—	4,627,623	(60,740,964)	88,540,171
Class W
5/31/2016	955,742	—	261,904	(1,753,461)	(535,815)	22,870,916	—	5,974,031	(41,791,914)	(12,946,967)
5/31/2015	1,630,636	—	467,393	(2,521,937)	(423,908)	42,504,792	—	11,315,572	(64,442,535)	(10,622,171)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Multi-Manager Mid Cap Value
Class I
5/31/2016	9,830,262	—	4,188,536	(7,454,553)	6,564,245	112,182,806	—	41,508,397	(78,904,452)	74,786,751
5/31/2015	2,962,378	—	4,418,721	(13,530,134)	(6,149,035)	40,245,138	—	53,775,831	(183,400,190)	(89,379,221)

Real Estate
Class A
5/31/2016	2,074,481	—	703,420	(4,740,337)	(1,962,436)	39,307,592	—	13,353,703	(89,607,829)	(36,946,534)
5/31/2015	4,840,312	—	599,604	(8,027,057)	(2,587,141)	95,576,072	—	11,726,400	(154,468,338)	(47,165,866)
Class B
5/31/2016	36	—	955	(13,640)	(12,649)	691	—	18,228	(259,792)	(240,873)
5/31/2015	608	—	1,519	(13,973)	(11,846)	12,909	—	29,919	(283,780)	(240,952)
Class C
5/31/2016	196,016	—	81,584	(397,212)	(119,612)	3,925,953	—	1,624,108	(7,844,204)	(2,294,143)
5/31/2015	399,437	—	54,762	(270,997)	183,202	8,298,754	—	1,123,861	(5,527,267)	3,895,348
Class I
5/31/2016	9,593,856	—	2,419,418	(14,739,729)	(2,726,455)	195,149,176	—	49,413,611	(300,106,445)	(55,543,658)
5/31/2015	18,352,683	—	1,758,731	(12,510,457)	7,600,957	385,554,080	—	36,934,464	(266,073,516)	156,415,028
Class O
5/31/2016	241,970	—	3,885	(242,104)	3,751	4,571,538	—	73,702	(4,569,021)	76,219
5/31/2015	248,021	—	3,175	(296,943)	(45,747)	4,894,523	—	62,046	(5,834,494)	(877,925)
Class R
5/31/2016	130,467	—	9,586	(60,795)	79,258	2,455,036	—	181,579	(1,152,385)	1,484,230
5/31/2015	110,097	—	3,792	(43,690)	70,199	2,157,254	—	74,296	(851,966)	1,379,584
Class R6
5/31/2016	467,889	—	58,137	(211,938)	314,088	9,516,664	—	1,188,687	(4,354,968)	6,350,383
7/3/2014(1)-5/31/2015	736,852	—	3,656	(83,826)	656,682	16,466,668	—	80,160	(1,803,942)	14,742,886
Class W
5/31/2016	421,172	—	149,933	(1,137,713)	(566,608)	9,586,374	—	3,448,431	(26,096,744)	(13,061,939)
5/31/2015	1,092,955	—	157,395	(5,038,869)	(3,788,519)	25,758,047	—	3,695,634	(117,523,487)	(88,069,806)

SmallCap Opportunities
Class A
5/31/2016	1,119,361	—	247,472	(794,142)	572,691	58,545,503	—	12,296,883	(41,329,100)	29,513,286
5/31/2015	673,468	—	175,868	(615,374)	233,962	38,212,142	—	9,488,456	(34,721,130)	12,979,468
Class B
5/31/2016	69	—	678	(3,755)	(3,008)	2,782	—	27,206	(164,541)	(134,553)
5/31/2015	177	—	979	(9,595)	(8,439)	8,159	—	43,834	(450,780)	(398,787)
Class C
5/31/2016	242,870	—	104,474	(149,663)	197,681	10,652,726	—	4,182,101	(6,219,553)	8,615,274
5/31/2015	209,219	—	65,679	(131,070)	143,828	9,837,481	—	2,934,542	(6,162,217)	6,609,806
Class I
5/31/2016	1,602,737	—	415,356	(2,024,035)	(5,942)	89,224,465	—	22,196,613	(114,353,970)	(2,932,892)
5/31/2015	1,906,584	—	341,252	(1,564,327)	683,509	114,650,523	—	19,628,817	(94,341,886)	39,937,454
Class R
5/31/2016	25,629	—	3,348	(17,705)	11,272	1,362,859	—	164,116	(912,357)	614,618
5/31/2015	34,192	—	1,059	(5,343)	29,908	1,932,326	—	56,577	(297,245)	1,691,658
Class R6
5/31/2016	741,801	—	174,110	(437,805)	478,106	42,524,121	—	9,332,260	(24,317,416)	27,538,965
5/31/2015	1,755,621	—	119,649	(277,441)	1,597,829	103,069,435	—	6,890,598	(16,737,111)	93,222,922
Class W
5/31/2016	383,550	—	49,711	(519,435)	(86,174)	21,135,488	—	2,625,732	(28,467,169)	(4,705,949)
5/31/2015	407,997	—	48,922	(229,626)	227,293	24,307,343	—	2,785,619	(13,648,875)	13,444,087

(1)	Commencement of operations

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2016:

Large-Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$3,343,219	$(3,343,219)	$—
JP Morgan Clearing Corp	939,474	(939,474)	—
Total	$4,282,693	$(4,282,693)	$—

(1)	Collateral with a fair value of $4,369,446 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$13,394,517	$(13,394,517)	$—
JP Morgan Clearing Corp	6,698,647	(6,698,647)	—
Janney Montgomery Scott LLC	3,588,588	(3,588,588)	—
Total	$23,681,751	$(23,681,751)	$—

(1)	Collateral with a fair value of $24,241,611 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$8,327,077	$(8,327,077)	$—
RBC Dominion Securities Inc	2,374,620	(2,374,620)	—
Total	$10,701,697	$(10,701,697)	$—

(1)	Collateral with a fair value of $10,920,533 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Capital Markets, LLC	$10,014	$(10,014)	$—
BNP Paribas Prime Brokerage Intl Ltd	226,851.80	(226,851.80)	—
Barclays Capital Inc.	13,706.10	(13,706.10)	—
Credit Suisse Securities (USA) LLC	7,850.00	(7,850.00)	—
Deutsche Bank Securities Inc.	5,871.80	(5,871.80)	—
JP Morgan Clearing Corp	1,466,704.49	(1,466,704.49)	—
Janney Montgomery Scott LLC	164,433.92	(164,433.92)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	9,420.00	(9,420.00)	—
Morgan Stanley & Co. LLC	1,672,315.92	(1,672,315.92)	—
National Financial Services LLC	54,196.40	(54,196.40)	—
SG Americas Securities, LLC	201,347.80	(201,347.80)	—
UBS Securities LLC.	410,754.62	(410,754.62)	—
Total	$4,243,467	$(4,243,467)	$—

(1)	Collateral with a fair value of $4,362,708 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

SmallCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$372,982	$(372,982)	$—
BNP Paribas Prime Brokerage Intl Ltd	4,451,153.00	(4,451,153.00)	—
BNP Paribas	7,417,984.47	(7,417,984.47)	—
Barclays Capital Inc.	7,224.00	(7,224.00)	—
Citigroup Global Markets Inc.	886,053.60	(886,053.60)	—
Credit Suisse Securities (USA) LLC	1,673,632.72	(1,673,632.72)	—
Deutsche Bank Securities Inc.	2,965,245.88	(2,965,245.88)	—
Goldman, Sachs & Co.	2,207,076.56	(2,207,076.56)	—
HSBC Bank PLC	2,027,084.40	(2,027,084.40)	—
JP Morgan Clearing Corp	4,858,024.44	(4,858,024.44)	—
Janney Montgomery Scott LLC	691,094.74	(691,094.74)	—
Jefferies LLC	88,464.00	(88,464.00)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,053,579.90	(1,053,579.90)	—
Mizuho Securities USA Inc.	$44,540.00	$(44,540.00)	$—
Morgan Stanley & Co. LLC	6,349,475.30	(6,349,475.30)	—
National Financial Services LLC	1,039,514.40	(1,039,514.40)	—
RBC Capital Markets, LLC	71,810.00	(71,810.00)	—
RBC Dominion Securities Inc	3,179,493.52	(3,179,493.52)	—
SG Americas Securities, LLC	92,886.06	(92,886.06)	—
Scotia Capital (USA) INC	4,069,393.96	(4,069,393.96)	—
UBS Securities LLC.	2,622,067.06	(2,622,067.06)	—
Wells Fargo Securities LLC	2,668,063.20	(2,668,063.20)	—
Total	$48,836,843	$(48,836,843)	$—

(1)	Collateral with a fair value of $49,959,158 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2016:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Large-Cap Growth	$—	$3,600	$(3,600)
Large Cap Value	(7,355,453)	(395,115)	7,750,568
MidCap Opportunities	(4,902,277)	4,901,905	372
Multi-Manager Mid Cap Value	—	(3,508)	3,508
Real Estate(1)	—	651	(651)
SmallCap Opportunities	—	3,195,771	(3,195,771)

(1)	As of the Fund’s tax year ended December 31, 2015.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains	Return of Capital
Large-Cap Growth	$—	$8,753,003	$4,960,670	$8,901,140	$—
Large Cap Value	19,941,478	26,547,356	55,611,801	48,356,133	—
MidCap Opportunities	21,350,861	91,040,851	19,858,043	144,467,400	—
Multi-Manager Mid Cap Value	11,864,072	29,644,325	24,438,150	29,337,681	—
Real Estate(1)	19,240,204	75,841,182	34,156,366	47,512,281	835,280
SmallCap Opportunities	8,167,424	48,161,699	9,347,438	37,523,807	—

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2015 and December 31, 2014.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Large-Cap Growth	$708,451	$9,343,667	$—	$—	$65,823,736	$—	—
Large Cap Value	2,436,423	—	—	(8,190,395)	96,110,484	(220,274)*	2017
						(21,169,897)	None
						$(21,390,171)
MidCap Opportunities	—	34,320,834	(1,202,283)	—	137,041,227	—	—
Multi-Manager Mid Cap Value	1,300,342	3,990,109	—	(233,410)	1,972,042	—	—
Real Estate(1)	—	8,624,434	—	—	418,455,932	—	—
SmallCap Opportunities	—	263	(950,720)	(8,775,634)	40,053,216	—	—

(1)	As of the Fund’s tax year ended December 31, 2015.
*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of May 31, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 12 — LITIGATION

On September 24, 2012, certain funds, including ING Large Cap Value Fund (succeeded by Voya Large Cap Value Fund) (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 12 — LITIGATION (continued)

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendant submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. Before the State Law Constructive Fraudulent Transfer Cases were dismissed, the threshold for defendants in the case was set at $100,000. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. In reaching its determination, the Second Circuit held that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit. Under the Second Circuit’s rules, the defendants do not respond to the motion unless directed to by the Court. As of May 31, 2016, the Second Circuit has not responded to the plaintiffs’ motion. We note that if the Second Circuit denies the motion for rehearing, the plaintiffs are likely to seek certiorari in the Supreme Court.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed. In late September 2015, the Plaintiffs wrote to the judge asking him to lift the current stay on discovery so that they could take written discovery from certain defendants (not the shareholders). On October 15, 2015, the judge denied the Plaintiffs’ request on the grounds that he “intends to issue opinions resolving several of the pending motions to dismiss shortly.” As of May 31, 2016, a decision on the Motion to Dismiss has not yet been issued.

If the Motion to Dismiss is granted, the Subject Fund will no longer be a defendant in the Fitzsimons Action.

Potential Exposure

For the Subject Fund, if the Motion to Dismiss in the Fitzsimons Action is denied, or if the plaintiffs obtain further review of the dismissal of the State Law Constructive Fraudulent Transfer Cases (either through rehearing in the Second Circuit or certiorari in the Supreme Court), and the decision is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 13 — REORGANIZATION

On March 6, 2015, Large Cap Value (“Acquiring Fund”) acquired all of the net assets of Voya Core Equity Research Fund (“Acquired 1 Fund”), an open-end investment company in a tax-free reorganization, in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired 1 Fund on February 12, 2015. The purposes of the transaction were to combine two funds with comparable investment objectives and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired 1 Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2016 (CONTINUED)

NOTE 13 — REORGANIZATION (continued)

Assuming the acquisition had been completed on June 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2015, are as follows:

Net investment income	$20,556,145
Net realized and unrealized gain on investments	$95,968,796
Net increase in net assets resulting from operations	$116,524,941

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Fund that have been included in the Acquiring Fund’s statement of operations since March 6, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 1 Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired 1 Fund’s Capital Loss Carryforwards (000s)	Acquired 1 Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$425,957	$841,340	$15,013	$58,617	1.1813

The net assets of the Acquiring Fund after the acquisition were $1,267,297,491.

On October 23, 2015, Large-Cap Growth (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Large Cap Growth Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on September 22, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. In support of the reorganization proposal, the Investment Adviser noted that shareholders of Class I and Class R6 shares of the Acquired Fund are expected to benefit from a reduction in total gross expenses as shareholders of the Acquiring Fund. Additionally, the shareholders of all classes of the Acquired Fund are expected to benefit from an expense limitation agreement between the Investment Adviser and the Acquiring Fund, which contractually obligates the Investment Adviser to limit the expenses of the Acquiring Fund at a rate that is lower than the rate provided in the expense limitation agreement between the Investment Adviser and the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2015, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2016, are as follows:

Net investment income	$1,104,125
Net realized and unrealized gain on investments	$486,148
Net increase in net assets resulting from operations	$1,590,273

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since October 23, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$299,970	$125,373	$0	$47,185	0.4950

The net assets of the Acquiring Fund after the acquisition were $425,343,353.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2016, the following Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0537	July 5, 2016	June 30, 2016
Class B	$0.0297	July 5, 2016	June 30, 2016
Class C	$0.0323	July 5, 2016	June 30, 2016
Class I	$0.0631	July 5, 2016	June 30, 2016
Class O	$0.0537	July 5, 2016	June 30, 2016
Class R	$0.0467	July 5, 2016	June 30, 2016
Class R6	$0.0635	July 5, 2016	June 30, 2016
Class W	$0.0606	July 5, 2016	June 30, 2016
Real Estate
Class A	$0.1094	July 5, 2016	June 30, 2016
Class B	$0.0631	July 5, 2016	June 30, 2016
Class C	$0.0690	July 5, 2016	June 30, 2016
Class I	$0.1305	July 5, 2016	June 30, 2016
Class O	$0.1096	July 5, 2016	June 30, 2016
Class R	$0.0988	July 5, 2016	June 30, 2016
Class R6	$0.1313	July 5, 2016	June 30, 2016
Class W	$0.1200	July 5, 2016	June 30, 2016

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 21.4%
20,723	@	Amazon.com, Inc.	$14,978,377	3.8
128,221		Coach, Inc.	5,054,472	1.3
180,376		Comcast Corp. — Class A	11,417,801	2.9
85,536	@	Dish Network Corp. — Class A	4,268,247	1.1
59,607		Dollar General Corp.	5,358,669	1.3
78,554		Foot Locker, Inc.	4,392,740	1.1
50,507		Hasbro, Inc.	4,408,756	1.1
104,319		Home Depot, Inc.	13,782,626	3.4
58,904		McDonald’s Corp.	7,189,822	1.8
96,154		Nike, Inc.	5,309,624	1.3
161,821		Other Securities	9,055,566	2.3
			85,216,700	21.4

		Consumer Staples: 11.0%
39,198		Church & Dwight Co., Inc.	3,860,219	1.0
44,070		Costco Wholesale Corp.	6,556,294	1.6
69,044		CVS Health Corp.	6,659,294	1.7
75,124		Mead Johnson Nutrition Co.	6,181,202	1.5
47,872	@	Monster Beverage Corp.	7,180,800	1.8
133,193		PepsiCo, Inc.	13,475,136	3.4
			43,912,945	11.0

		Financials: 6.9%
36,660		Aon PLC	4,005,838	1.0
12,899		Blackrock, Inc.	4,693,301	1.2
14,596		Equinix, Inc.	5,283,752	1.3
21,948		Intercontinental Exchange, Inc.	5,950,542	1.5
135,924		TD Ameritrade Holding Corp.	4,440,637	1.1
31,027		Other Securities	3,060,504	0.8
			27,434,574	6.9

		Health Care: 16.3%
64,660		AbbVie, Inc.	4,069,054	1.0
27,625	@	Allergan plc	6,512,594	1.7
48,442		Amgen, Inc.	7,651,414	1.9
20,877	@	Biogen, Inc.	6,048,693	1.5
241,010	@	Boston Scientific Corp.	5,473,337	1.4
122,073		Bristol-Myers Squibb Co.	8,752,634	2.2
62,119	@	Edwards Lifesciences Corp.	6,118,721	1.6
51,149		Gilead Sciences, Inc.	4,453,032	1.1
23,139	L	Shire PLC ADR	4,307,556	1.1
69,210		UnitedHealth Group, Inc.	9,251,301	2.3
36,249		Other Securities	2,039,369	0.5
			64,677,705	16.3

		Industrials: 10.4%
81,363		Danaher Corp.	8,002,865	2.0
171,116		Delta Air Lines, Inc.	7,436,701	1.9
74,746		Fortune Brands Home & Security, Inc.	4,385,348	1.1

COMMON STOCK: (continued)
		Industrial: (continued)
66,374		Ingersoll-Rand PLC — Class A	$4,434,447	1.1
24,867		Northrop Grumman Corp.	5,288,465	1.3
31,557		Roper Technologies, Inc.	5,398,772	1.4
40,022		Stanley Black & Decker, Inc.	4,529,690	1.1
7,007		Other Securities	1,815,093	0.5
			41,291,381	10.4

		Information Technology: 28.7%
88,767	@	Adobe Systems, Inc.	8,829,654	2.2
23,411	@	Alphabet, Inc. — Class A	17,531,327	4.4
2,609	@	Alphabet, Inc. — Class C	1,919,494	0.5
251,846		Apple, Inc.	25,149,342	6.3
195,853		Applied Materials, Inc.	4,782,730	1.2
27,779		Broadcom Ltd.	4,287,966	1.1
84,140	@	Facebook, Inc.	9,996,673	2.5
37,747		Intuit, Inc.	4,026,095	1.0
201,235		Microsoft Corp.	10,665,455	2.7
147,332	@	PayPal Holdings, Inc.	5,567,676	1.4
59,653	@	Red Hat, Inc.	4,620,721	1.2
81,214	@	Salesforce.com, Inc.	6,798,424	1.7
127,486		Visa, Inc. — Class A	10,063,745	2.5
			114,239,302	28.7

		Materials: 3.7%
91,499	@	Crown Holdings, Inc.	4,773,503	1.2
73,210		Eastman Chemical Co.	5,370,685	1.4
94,866		Sealed Air Corp.	4,405,577	1.1
			14,549,765	3.7

		Total Common Stock
		(Cost $323,994,328)	391,322,372	98.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 1.1%
1,037,776	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,037,786, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,058,532, due 06/15/16–02/20/66)	1,037,776	0.3

See Accompanying Notes to Financial Statements

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,037,776	Deutsche Bank AG, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $1,037,785, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $1,058,532, due 06/06/16–07/01/47)	$1,037,776	0.3
218,342	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/16, 0.28%, due 06/01/16 (Repurchase Amount $218,344, collateralized by various U.S. Government Securities, 0.125%–3.000%, Market Value plus accrued interest $222,709, due 04/15/20–05/15/45)	218,342	0.0
1,037,776	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,037,786, collateralized by various U.S. Government Securities, 1.375%–3.625%, Market Value plus accrued interest $1,058,532, due 03/31/ 20–02/15/44)	1,037,776	0.2
1,037,776	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $1,037,785, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $1,058,531, due 09/28/16–03/20/66)	1,037,776	0.3
		4,369,446	1.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.2%
4,862,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $4,862,000)	$4,862,000	1.2

	Total Short-Term Investments
	(Cost $9,231,446)	9,231,446	2.3

	Total Investments in Securities (Cost $333,225,774)	$400,553,818	100.7
	Liabilities in Excess of Other Assets	(2,741,551)	(0.7)
	Net Assets	$397,812,267	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.
Cost for federal income tax purposes is $334,730,082.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$74,890,339
Gross Unrealized Depreciation	(9,066,603)
Net Unrealized Appreciation	$65,823,736

See Accompanying Notes to Financial Statements

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$391,322,372	$—	$—	$391,322,372
Short-Term Investments	4,862,000	4,369,446	—	9,231,446
Total Investments, at fair value	$396,184,372	$4,369,446	$—	$400,553,818

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 5.0%
481,606		Coach, Inc.	$18,984,908	2.0
194,804	@	Dish Network Corp. — Class A	9,720,720	1.0
107,303		Hasbro, Inc.	9,366,479	1.0
74,428		McDonald’s Corp.	9,084,682	1.0
			47,156,789	5.0

		Consumer Staples: 8.2%
299,582		Coca-Cola Co.	13,361,357	1.4
105,562		Kimberly-Clark Corp.	13,410,597	1.5
199,121		Kraft Heinz Co.	16,564,876	1.8
230,227		Philip Morris International, Inc.	22,718,800	2.4
143,536		Wal-Mart Stores, Inc.	10,159,478	1.1
			76,215,108	8.2

		Energy: 12.6%
294,029		Chevron Corp.	29,696,929	3.2
275,028		Devon Energy Corp.	9,925,761	1.1
245,156		Occidental Petroleum Corp.	18,494,569	2.0
332,927		Royal Dutch Shell PLC — Class A ADR	16,143,630	1.7
240,339		Schlumberger Ltd.	18,337,866	1.9
202,592		Valero Energy Corp.	11,081,782	1.2
295,467		Other Securities	14,499,225	1.5
			118,179,762	12.6

		Financials: 26.9%
377,546		Arthur J. Gallagher & Co.	18,246,798	1.9
463,640		BB&T Corp.	16,862,587	1.8
131,715		Chubb Ltd.	16,676,436	1.8
227,660		Crown Castle International Corp.	20,673,805	2.2
206,893		Discover Financial Services	11,753,591	1.2
342,636		Gaming and Leisure Properties, Inc.	11,276,151	1.2
411,367		Hartford Financial Services Group, Inc.	18,581,447	2.0
443,417		JPMorgan Chase & Co.	28,941,828	3.1
1,423,241		Keycorp	18,245,950	1.9
419,528		Lazard Ltd.	14,758,995	1.6
56,072		Simon Property Group, Inc.	11,082,070	1.2
214,372		T. Rowe Price Group, Inc.	16,519,506	1.8
790,290		Wells Fargo & Co.	40,083,509	4.3
220,200		Other Securities	8,217,864	0.9
			251,920,537	26.9

		Health Care: 11.3%
725,399	L	AstraZeneca PLC ADR	21,544,350	2.3
163,737		Gilead Sciences, Inc.	14,254,943	1.5
300,792		Medtronic PLC	24,207,740	2.6
507,368		Merck & Co., Inc.	28,544,524	3.0
129,645		UnitedHealth Group, Inc.	17,329,647	1.9
			105,881,204	11.3

COMMON STOCK: (continued)
		Industrials: 8.7%
144,027		Cummins, Inc.	$16,486,771	1.8
166,106	L	Deere & Co.	13,668,863	1.5
134,407		General Dynamics Corp.	19,068,321	2.0
189,934		Lincoln Electric Holdings, Inc.	11,430,228	1.2
48,180		Lockheed Martin Corp.	11,381,561	1.2
81,878		Parker Hannifin Corp.	9,402,870	1.0
			81,438,614	8.7

		Information Technology: 11.6%
131,499		Apple, Inc.	13,131,490	1.4
1,115,374		Cisco Systems, Inc.	32,401,615	3.5
182,251		Lam Research Corp.	15,092,205	1.6
399,807		Microsoft Corp.	21,189,771	2.3
483,775		Qualcomm, Inc.	26,568,923	2.8
			108,384,004	11.6

		Materials: 3.2%
398,279		Dow Chemical Co.	20,455,609	2.2
187,561		Nucor Corp.	9,098,584	1.0
			29,554,193	3.2

		Telecommunication Services: 2.9%
702,193		AT&T, Inc.	27,490,856	2.9

		Utilities: 7.2%
683,282		Exelon Corp.	23,416,074	2.5
177,906		NextEra Energy, Inc.	21,370,069	2.3
370,070		PG&E Corp.	22,233,805	2.4
			67,019,948	7.2

		Total Common Stock
		(Cost $812,730,656)	913,241,015	97.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.0%
	Securities Lending Collateralcc: 2.6%
5,757,501	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $5,757,555, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $5,872,651, due 06/15/16–02/20/66)	5,757,501	0.6

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
5,757,501	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $5,757,555, collateralized by various U.S. Government Securities, 1.375%–3.625%, Market Value plus accrued interest $5,872,651, due 03/31/20–02/15/44)	$5,757,501	0.6
5,757,501	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $5,757,550, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $5,872,651, due 09/28/16–03/20/66)	5,757,501	0.6
4,871,563	Royal Bank of Canada, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $4,871,602, collateralized by various U.S. Government Agency Obligations, 1.750%–6.000%, Market Value plus accrued interest $4,968,994, due 06/01/18–06/01/46)	4,871,563	0.5
2,097,545	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/16, 0.37%, due 06/01/16 (Repurchase Amount $2,097,566, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $2,142,763, due 04/15/18–01/15/29)	2,097,545	0.3
		24,241,611	2.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.4%
13,033,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $13,033,000)	$13,033,000	1.4

	Total Short-Term Investments
	(Cost $37,274,611)	37,274,611	4.0

	Total Investments in Securities (Cost $850,005,267)	$950,515,626	101.6
	Liabilities in Excess of Other Assets	(14,991,764)	(1.6)
	Net Assets	$935,523,862	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.
Cost for federal income tax purposes is $854,404,492.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$108,963,908
Gross Unrealized Depreciation	(12,852,774)
Net Unrealized Appreciation	$96,111,134

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$913,241,015	$—	$—	$913,241,015
Short-Term Investments	13,033,000	24,241,611	—	37,274,611
Total Investments, at fair value	$926,274,015	$24,241,611	$—	$950,515,626

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.3%
		Consumer Discretionary: 23.7%
258,145	@	AMC Networks, Inc.	$16,505,791	1.3
210,170	@	Burlington Stores, Inc.	12,685,861	1.0
450,033		Coach, Inc.	17,740,301	1.3
416,712		Dollar General Corp.	37,462,409	2.8
146,187		Domino’s Pizza, Inc.	17,671,085	1.3
431,726	@,L	Five Below, Inc.	18,072,050	1.4
350,352		Foot Locker, Inc.	19,591,684	1.5
237,940		Hasbro, Inc.	20,769,783	1.6
177,726		Lear Corp.	21,106,740	1.6
637,755	@	LKQ Corp.	21,090,558	1.6
116,443	@	O’Reilly Automotive, Inc.	30,791,023	2.3
481,916		Ross Stores, Inc.	25,734,314	1.9
378,844	@	ServiceMaster Global Holdings, Inc.	14,486,994	1.1
128,937	@	Ulta Salon Cosmetics & Fragrance, Inc.	30,043,610	2.3
140,467		Other Securities(a)	9,276,441	0.7
			313,028,644	23.7

		Consumer Staples: 7.8%
266,051		Church & Dwight Co., Inc.	26,200,702	2.0
323,845		Mead Johnson Nutrition Co.	26,645,967	2.0
194,243	@	Monster Beverage Corp.	29,136,450	2.2
216,853	@	TreeHouse Foods, Inc.	20,535,979	1.6
			102,519,098	7.8

		Energy: 1.1%
193,852		EQT Corp.	14,199,659	1.1

		Financials: 13.6%
94,946	@	Affiliated Managers Group, Inc.	16,475,030	1.2
219,376		Aon PLC	23,971,216	1.8
272,860		Arthur J. Gallagher & Co.	13,187,324	1.0
75,402		Equinix, Inc.	27,295,524	2.1
91,885		Intercontinental Exchange, Inc.	24,911,861	1.9
244,118		Moody’s Corp.	24,079,800	1.8
323,885		SEI Investments Co.	16,660,644	1.3
115,322	@	SVB Financial Group	12,708,484	1.0
604,580		TD Ameritrade Holding Corp.	19,751,629	1.5
			179,041,512	13.6

		Health Care: 11.9%
145,601	@	BioMarin Pharmaceutical, Inc.	13,053,130	1.0
272,090	@	Edwards Lifesciences Corp.	26,800,865	2.0
616,544	@	Hologic, Inc.	21,215,279	1.6
43,057	@	Intuitive Surgical, Inc.	27,328,708	2.1
328,069	@	NuVasive, Inc.	17,837,112	1.4
278,007	@	Quintiles Transnational Holdings, Inc.	18,873,895	1.4
540,464		Zoetis, Inc.	25,628,803	1.9

COMMON STOCK: (continued)
		Health Care: (continued)
64,508		Other Securities	$6,406,289	0.5
			157,144,081	11.9

		Industrials: 16.0%
60,887		Acuity Brands, Inc.	15,772,168	1.2
136,363		Equifax, Inc.	17,144,920	1.3
210,991		Ingersoll-Rand PLC — Class A	14,096,309	1.1
475,589		Masco Corp.	15,523,225	1.2
168,392		MSC Industrial Direct Co.	12,620,980	1.0
475,089		Nielsen NV	25,365,002	1.9
200,292		Orbital ATK, Inc.	17,431,413	1.3
81,018		Roper Technologies, Inc.	13,860,559	1.0
834,262		Southwest Airlines Co.	35,439,450	2.7
133,569		Stanley Black & Decker, Inc.	15,117,339	1.2
241,961		Waste Connections, Inc.	15,841,187	1.2
328,411		Other Securities	12,499,323	0.9
			210,711,875	16.0

		Information Technology: 18.2%
1,156,590		Applied Materials, Inc.	28,243,928	2.1
135,213	@	Gartner, Inc.	13,740,345	1.1
801,832	@	Integrated Device Technology, Inc.	18,722,777	1.4
264,888		Intuit, Inc.	28,252,954	2.1
525,768		Maxim Integrated Products	19,958,153	1.5
114,152	@	Palo Alto Networks, Inc.	14,892,270	1.1
409,110		Paychex, Inc.	22,181,944	1.7
331,083	@	Red Hat, Inc.	25,645,689	2.0
701,617		Sabre Corp.	19,764,551	1.5
275,645		SS&C Technologies Holdings, Inc.	16,976,976	1.3
367,496	@	Vantiv, Inc.	19,760,260	1.5
188,400		Other Securities	12,387,300	0.9
			240,527,147	18.2

		Materials: 6.0%
415,606	@	Crown Holdings, Inc.	21,682,165	1.7
271,645		Eastman Chemical Co.	19,927,877	1.5
294,004		Packaging Corp. of America	20,059,893	1.5
366,955		Sealed Air Corp.	17,041,390	1.3
			78,711,325	6.0

		Total Common Stock
		(Cost $1,156,663,316)	1,295,883,341	98.3

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 0.8%
2,593,703	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $2,593,727, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $2,645,577, due 06/15/16–02/20/66)	$2,593,703	0.2
2,593,703	Citigroup, Inc., Repurchase Agreement dated 05/31/16, 0.30%, due 06/01/16 (Repurchase Amount $2,593,724, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.550%–7.000%, Market Value plus accrued interest $2,645,577, due 06/01/18–06/01/46)	2,593,703	0.2
2,593,703	HSBC Securities USA, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $2,593,724, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $2,645,590, due 01/01/35–05/01/46)	2,593,703	0.2
545,721	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/16, 0.28%, due 06/01/16 (Repurchase Amount $545,725, collateralized by various U.S. Government Securities, 0.125%–3.000%, Market Value plus accrued interest $556,635, due 04/15/20–05/15/45)	545,721	0.0
2,593,703	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $2,593,725, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $2,645,577, due 09/28/16–03/20/66)	2,593,703	0.2
		10,920,533	0.8

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.3%
30,189,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $30,189,000)	$30,189,000	2.3

	Total Short-Term Investments
	(Cost $41,109,533)	41,109,533	3.1

	Total Investments in Securities (Cost $1,197,772,849)	$1,336,992,874	101.4
	Liabilities in Excess of Other Assets	(18,335,862)	(1.4)
	Net Assets	$1,318,657,012	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $1,199,951,647.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$157,011,102
Gross Unrealized Depreciation	(19,969,875)
Net Unrealized Appreciation	$137,041,227

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$1,295,883,341	$—	$—	$1,295,883,341
Short-Term Investments	30,189,000	10,920,533	—	41,109,533
Total Investments, at fair value	$1,326,072,341	$10,920,533	$—	$1,336,992,874

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Consumer Discretionary: 13.1%
26,308		Carter’s, Inc.	$2,645,006	1.1
74,112		Goodyear Tire & Rubber Co.	2,072,913	0.9
59,035		Hanesbrands, Inc.	1,598,078	0.7
12,945	@	Mohawk Industries, Inc.	2,546,152	1.0
19,703		PVH Corp.	1,848,141	0.8
47,020		Ross Stores, Inc.	2,510,868	1.0
7,636,748		Other Securities(a)	18,025,509	7.6
			31,246,667	13.1

		Consumer Staples: 3.6%
13,361		Ingredion, Inc.	1,568,715	0.6
78,599		Kroger Co.	2,810,700	1.2
154,300		Other Securities(a)	4,300,923	1.8
			8,680,338	3.6

		Energy: 5.3%
26,334	@	Diamondback Energy, Inc.	2,395,077	1.0
43,729	@	Newfield Exploration Co.	1,782,831	0.8
10,149		Pioneer Natural Resources Co.	1,627,088	0.7
448,461		Other Securities(a)	6,742,289	2.8
			12,547,285	5.3

		Financials: 28.8%
108,400		BankUnited, Inc.	3,588,040	1.5
79,158	@	CBRE Group, Inc.	2,362,866	1.0
58,001		CIT Group, Inc.	1,987,114	0.8
37,900		Comerica, Inc.	1,785,090	0.7
8,500		Everest Re Group Ltd.	1,522,435	0.6
29,985		First Republic Bank/San Francisco CA	2,171,214	0.9
158,200		Regions Financial Corp.	1,555,106	0.7
23,259		Reinsurance Group of America, Inc.	2,305,897	1.0
41,543		SEI Investments Co.	2,136,972	0.9
70,604		Unum Group	2,606,700	1.1
29,000		Validus Holdings Ltd.	1,412,010	0.6
74,663		XL Group Plc	2,564,674	1.1
55,835		Zions Bancorp.	1,564,497	0.7
1,950,739		Other Securities	40,932,221	17.2
			68,494,836	28.8

		Health Care: 6.0%
40,471		Agilent Technologies, Inc.	1,857,214	0.8
22,723	@	Amsurg Corp.	1,699,453	0.7
14,693		Becton Dickinson & Co.	2,445,650	1.0
19,200		Quest Diagnostics, Inc.	1,481,664	0.6
193,887		Other Securities(a)	6,807,271	2.9
			14,291,252	6.0

		Industrials: 14.8%
13,005		Carlisle Cos., Inc.	1,350,179	0.6
12,900		Cummins, Inc.	1,476,663	0.6
54,789		Hexcel Corp.	2,392,636	1.0

COMMON STOCK: (continued)
		Industrials: (continued)
20,668		IDEX Corp.	$1,722,471	0.7
55,350	@	Jacobs Engineering Group, Inc.	2,805,691	1.2
13,090		Snap-On, Inc.	2,118,224	0.9
22,500		Wabtec Corp.	1,741,050	0.8
773,242		Other Securities(a)	21,464,172	9.0
			35,071,086	14.8

		Information Technology: 11.3%
42,455	@	Arrow Electronics, Inc.	2,743,442	1.2
34,067	@	Euronet Worldwide, Inc.	2,718,887	1.1
69,105	@	Keysight Technologies, Inc.	2,116,686	0.9
41,996	@	Microsemi Corp.	1,420,725	0.6
144,400		Xerox Corp.	1,439,668	0.6
751,287		Other Securities(a)	16,345,783	6.9
			26,785,191	11.3

		Materials: 7.2%
17,035		Albemarle Corp.	1,337,248	0.5
29,588		Cabot Corp.	1,352,467	0.6
21,098		Celanese Corp.	1,486,987	0.6
77,019	@	Louisiana-Pacific Corp.	1,407,907	0.6
44,190		Reliance Steel & Aluminum Co.	3,285,527	1.4
266,676		Other Securities	8,266,632	3.5
			17,136,768	7.2

		Telecommunication Services: 0.5%
79,619		Other Securities(a)	1,240,962	0.5

		Utilities: 7.2%
121,738		AES Corp.	1,350,074	0.6
23,100		Edison International	1,654,653	0.7
22,300		Entergy Corp.	1,693,016	0.7
45,700		Public Service Enterprise Group, Inc.	2,045,075	0.9
45,341		UGI Corp.	1,946,036	0.8
213,567		Other Securities	8,353,050	3.5
			17,041,904	7.2

		Total Common Stock
		(Cost $229,487,623)	232,536,289	97.8

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 1.9%
1,036,172	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,036,182, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,056,895, due 06/15/16–02/20/66)	$1,036,172	0.5
1,036,172	Daiwa Capital Markets, Repurchase Agreement dated 05/31/16, 0.32%, due 06/01/16 (Repurchase Amount $1,036,181, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $1,056,895, due 06/23/16–09/09/49)	1,036,172	0.4
1,036,172	HSBC Securities USA, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $1,036,180, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $1,056,901, due 01/01/35–05/01/46)	1,036,172	0.4
218,020	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/16, 0.28%, due 06/01/16 (Repurchase Amount $218,022, collateralized by various U.S. Government Securities, 0.125%–3.000%, Market Value plus accrued interest $222,380, due 04/15/20–05/15/45)	218,020	0.1
1,036,172	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $1,036,181, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $1,056,896, due 09/28/16–03/20/66)	1,036,172	0.5
		4,362,708	1.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.5%
1,103,663	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%†† (Cost $1,103,663)	$1,103,663	0.5

	Total Short-Term Investments
	(Cost $5,466,371)	5,466,371	2.4

	Total Investments in Securities (Cost $234,953,994)	$238,002,660	100.2
	Liabilities in Excess of Other Assets	(275,945)	(0.2)
	Net Assets	$237,726,715	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $236,029,837.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,696,309
Gross Unrealized Depreciation	(21,723,486)
Net Unrealized Appreciation	$1,972,823

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$30,392,700	$853,967	$—	$31,246,667
Consumer Staples	8,680,338	—	—	8,680,338
Energy	12,547,285	—	—	12,547,285
Financials	68,494,836	—	—	68,494,836
Health Care	14,040,663	250,589	—	14,291,252
Industrials	34,071,392	999,694	—	35,071,086
Information Technology	26,785,191	—	—	26,785,191
Materials	17,136,768	—	—	17,136,768
Telecommunication Services	598,878	642,084	—	1,240,962
Utilities	17,041,904	—	—	17,041,904
Total Common Stock	229,789,955	2,746,334	—	232,536,289
Short-Term Investments	1,224,699	4,362,708	—	5,587,407
Total Investments, at fair value	$231,014,654	$7,109,042	$—	$238,123,696

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Financials: 98.6%
215,600		Alexandria Real Estate Equities, Inc.	$20,891,640	1.5
305,609		AvalonBay Communities, Inc.	54,972,947	4.1
203,602		Boston Properties, Inc.	25,578,519	1.9
972,078		CubeSmart	30,950,964	2.3
379,125		DCT Industrial Trust, Inc.	16,351,661	1.2
1,281,500		DDR Corp.	22,054,615	1.6
310,700		DiamondRock Hospitality Co.	2,777,658	0.2
459,200		Digital Realty Trust, Inc.	43,830,640	3.2
816,900		Duke Realty Corp.	19,336,023	1.4
90,249		Equinix, Inc.	32,670,138	2.4
1,133,239		Equity Residential	78,431,471	5.8
141,065		Essex Property Trust, Inc.	32,054,200	2.4
697,100		Gaming and Leisure Properties, Inc.	22,941,561	1.7
2,068,340		General Growth Properties, Inc.	55,576,296	4.1
610,820		Healthcare Realty Trust, Inc.	19,417,968	1.4
652,771		Healthcare Trust of America, Inc.	19,700,629	1.4
293,600		Highwoods Properties, Inc.	14,286,576	1.1
2,104,655		Host Hotels & Resorts, Inc.	32,411,687	2.4
410,100		Kilroy Realty Corp.	25,897,815	1.9
1,392,723		Kimco Realty Corp.	39,246,934	2.9
491,000		Kite Realty Group Trust	13,193,170	1.0
454,400		Liberty Property Trust	16,958,208	1.2
408,850	@	MGM Growth Properties LLC	9,403,550	0.7
726,100		Paramount Group, Inc.	11,893,518	0.9
466,281		Pebblebrook Hotel Trust	11,759,607	0.9
437,100		Pennsylvania Real Estate Investment Trust	9,222,810	0.7
1,143,719		ProLogis, Inc.	54,360,964	4.0
247,002		Public Storage, Inc.	62,666,877	4.6
427,139		QTS Realty Trust, Inc.	22,070,272	1.6
658,927		Ramco-Gershenson Properties	11,867,275	0.9
339,700		Regency Centers Corp.	26,021,020	1.9
1,086,700		Senior Housing Properties Trust	20,299,556	1.5
639,199		Simon Property Group, Inc.	126,331,290	9.3
430,710		SL Green Realty Corp.	43,656,766	3.2
150,700		Sovran Self Storage, Inc.	16,316,289	1.2
2,918,500		Spirit Realty Capital, Inc.	33,416,825	2.5
529,900		STORE Capital Corp.	13,528,347	1.0
310,040		Sun Communities, Inc.	21,650,093	1.6
1,507,702		Sunstone Hotel Investors, Inc.	18,152,732	1.3
892,804		UDR, Inc.	32,167,728	2.4

COMMON STOCK: (continued)
		Financials: (continued)
2,825,910		VEREIT, Inc.	$27,100,477	2.0
476,504		Vornado Realty Trust	45,515,662	3.4
353,000		Weingarten Realty Investors	13,283,390	1.0
961,700		Welltower, Inc.	66,270,747	4.9
		Total Common Stock (Cost $816,560,858)	1,336,487,115	98.6

SHORT-TERM INVESTMENTS: 1.4%
		Mutual Funds: 1.4%
19,414,793		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%†† (Cost $19,414,793)	19,414,793	1.4

		Total Short-Term Investments (Cost $19,414,793)	19,414,793	1.4
		Total Investments in Securities (Cost $835,975,651)	$1,355,901,908	100.0
		Liabilities in Excess of Other Assets	(379,009)	—
		Net Assets	$1,355,522,899	100.0

††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
Cost for federal income tax purposes is $919,868,519.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$527,291,176
Gross Unrealized Depreciation	(91,257,787)
Net Unrealized Appreciation	$436,033,389

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$1,336,487,115	$—	$—	$1,336,487,115
Short-Term Investments	19,414,793	—	—	19,414,793
Total Investments, at fair value	$1,355,901,908	$—	$—	$1,355,901,908

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.9%
		Consumer Discretionary: 15.3%
130,225		Big Lots, Inc.	$6,810,767	0.9
94,075	@	Burlington Stores, Inc.	5,678,367	0.8
123,750		Cheesecake Factory	6,171,413	0.9
403,150		Extended Stay America, Inc.	5,748,919	0.8
181,103	@	Imax Corp.	6,037,974	0.8
93,785		Jack in the Box, Inc.	7,990,482	1.1
118,314		Monro Muffler Brake, Inc.	7,447,866	1.0
54,058		Vail Resorts, Inc.	7,095,113	1.0
2,644,553		Other Securities(a)	57,132,691	8.0
			110,113,592	15.3

		Consumer Staples: 2.5%
55,010		Casey’s General Stores, Inc.	6,612,752	0.9
493,075		Other Securities(a)	11,068,158	1.6
			17,680,910	2.5

		Energy: 1.4%
152,916	@	Carrizo Oil & Gas, Inc.	5,887,266	0.8
175,000		Other Securities	4,510,684	0.6
			10,397,950	1.4

		Financials: 8.2%
108,163		Evercore Partners, Inc.	5,624,476	0.8
887,400	@	MGIC Investment Corp.	6,256,170	0.9
52,720		Sovran Self Storage, Inc.	5,707,995	0.8
1,227,883		Other Securities	41,261,828	5.7
			58,850,469	8.2

		Health Care: 19.6%
58,625	@,L	Anacor Pharmaceuticals, Inc.	5,821,463	0.8
154,041		Healthsouth Corp.	6,210,933	0.9
126,550	@	Masimo Corp.	6,294,597	0.9
190,025	@	Natus Medical, Inc.	6,143,508	0.9
157,530	@	Team Health Holdings, Inc.	7,556,714	1.0
4,941,035		Other Securities(a)	108,602,528	15.1
			140,629,743	19.6

		Industrials: 15.7%
229,400		Actuant Corp.	6,260,326	0.9
201,875	@	Advisory Board Co.	6,627,556	0.9
102,100		CIRCOR International, Inc.	5,721,684	0.8
145,275		Clarcor, Inc.	8,614,807	1.2
117,260		EnPro Industries, Inc.	5,929,838	0.8
231,532		Knight Transportation, Inc.	6,047,616	0.8
96,800	L	Lindsay Manufacturing Co.	6,905,712	0.9
158,450		Simpson Manufacturing Co., Inc.	6,269,867	0.9
57,125	@	Teledyne Technologies, Inc.	5,605,676	0.8
63,050		Toro Co.	5,630,996	0.8
110,934		Watts Water Technologies, Inc.	6,384,252	0.9
98,200		Woodward, Inc.	5,591,508	0.8

COMMON STOCK:
		Industrials: (continued)
999,769		Other Securities(a)	$37,388,047	5.2
			112,977,885	15.7

		Information Technology: 26.7%
161,325	@	Commvault Systems, Inc.	7,304,796	1.0
142,935	@	Electronics for Imaging, Inc.	6,264,841	0.9
106,750	@	Euronet Worldwide, Inc.	8,519,717	1.2
72,620		Fair Isaac Corp.	8,092,047	1.1
107,650	@	Guidewire Software, Inc.	6,319,055	0.9
163,045	@	Imperva, Inc.	6,225,058	0.9
501,725	@,L	Infinera Corp.	6,577,615	0.9
55,750		Littelfuse, Inc.	6,385,048	0.9
118,625	@	Manhattan Associates, Inc.	7,820,946	1.1
99,325		Monolithic Power Systems, Inc.	6,786,877	0.9
275,545	@	Netscout Systems, Inc.	6,684,722	0.9
154,771	@	Plexus Corp.	6,797,542	1.0
238,000	@	QLIK Technologies, Inc.	6,830,600	1.0
193,575	@	Qualys, Inc.	6,037,604	0.8
171,100	@	Synchronoss Technologies, Inc.	6,034,697	0.8
50,050	@	Tyler Technologies, Inc.	7,672,165	1.1
2,872,634		Other Securities(a)	81,328,474	11.3
			191,681,804	26.7

		Materials: 5.5%
254,625	@	Boise Cascade Co.	5,846,190	0.8
137,900		HB Fuller Co.	6,296,514	0.9
105,400		Minerals Technologies, Inc.	6,071,040	0.8
1,647,986		Other Securities	21,237,713	3.0
			39,451,457	5.5
		Total Common Stock (Cost $638,241,334)	681,783,810	94.9

EXCHANGE-TRADED FUNDS: 1.9%
95,858		iShares Russell 2000 Growth Index Fund	13,207,315	1.9

		Total Exchange-Traded Funds (Cost $13,332,921)	13,207,315	1.9

		Total Long-Term Investments (Cost $651,574,255)	694,991,125	96.8

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 10.0%
	Securities Lending Collateralcc: 6.9%
11,865,615	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $11,865,726, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $12,102,928, due 06/15/16–02/20/66)	$11,865,615	1.6
11,865,615	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $11,865,716, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $12,102,927, due 10/09/19–08/20/45)	11,865,615	1.6
11,865,615	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $11,865,716, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $12,102,927, due 09/28/16–03/20/66)	11,865,615	1.7
10,039,516	Royal Bank of Canada, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $10,039,596, collateralized by various U.S. Government Agency Obligations, 1.750%–6.000%, Market Value plus accrued interest $10,240,306, due 06/01/18–06/01/46)	10,039,516	1.4

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
4,322,797	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/16, 0.37%, due 06/01/16 (Repurchase Amount $4,322,841, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $4,415,985, due 04/15/18–01/15/29)	$4,322,797	0.6
		49,959,158	6.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
22,023,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%†† (Cost $22,023,000)	22,023,000	3.1

	Total Short-Term Investments (Cost $71,982,158)	71,982,158	10.0
	Total Investments in Securities (Cost $723,556,413)	$766,973,283	106.8
	Liabilities in Excess of Other Assets	(48,824,177)	(6.8)
	Net Assets	$718,149,106	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $726,920,067.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$83,144,206
Gross Unrealized Depreciation	(43,090,990)
Net Unrealized Appreciation	$40,053,216

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$110,113,592	$—	$—	$110,113,592
Consumer Staples	17,680,910	—	—	17,680,910
Energy	10,397,950	—	—	10,397,950
Financials	58,850,469	—	—	58,850,469
Health Care	140,563,260	—	66,483	140,629,743
Industrials	112,977,885	—	—	112,977,885
Information Technology	191,681,804	—	—	191,681,804
Materials	39,451,457	—	—	39,451,457
Total Common Stock	681,717,327	—	66,483	681,783,810
Exchange-Traded Funds	13,207,315	—	—	13,207,315
Short-Term Investments	22,023,000	49,959,158	—	71,982,158
Total Investments, at fair value	$716,947,642	$49,959,158	$66,483	$766,973,283

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2016 were as follows:

Fund Name	Type	Per Share Amount
Voya Large-Cap Growth Fund
All Classes	LTCG	$2.2849
Voya Large Cap Value Fund
Class A	NII	$0.1948
Class B	NII	$0.1035
Class C	NII	$0.1084
Class I	NII	$0.2338
Class O	NII	$0.1950
Class R	NII	$0.1683
Class R6	NII	$0.2364
Class W	NII	$0.2203
All Classes	LTCG	$0.2801
Voya MidCap Opportunities Fund
All Classes	STCG	$0.3833
All Classes	LTCG	$1.6340
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.1506
Class I	STCG	$0.4480
Class I	LTCG	$1.4957
Voya Real Estate Fund
Class A	NII	$0.4105
Class B	NII	$0.2526
Class C	NII	$0.2551
Class I	NII	$0.4841
Class O	NII	$0.4126
Class R	NII	$0.3734
Class R6	NII	$0.4963
Class W	NII	$0.4514
All Classes	LTCG	$1.1442
Voya SmallCap Opportunities Fund
All Classes	STCG	$0.6515
All Classes	LTCG	$3.8115

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	28.21%
Voya Multi-Manager Mid Cap Value Fund	38.69%
Voya SmallCap Opportunities Fund	81.34%

For the year ended May 31, 2016, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	30.86%
Voya Multi-Manager Mid Cap Value Fund	42.70%
Voya Real Estate Fund(1)	7.29%
Voya SmallCap Opportunities Fund	81.33%

(1)	As of the Fund’s tax year ended December 31, 2015.

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Large-Cap Growth Fund	$8,753,003
Voya Large Cap Value Fund	$26,547,356
Voya MidCap Opportunities Fund	$91,040,851
Voya Multi-Manager Mid Cap Value Fund	$29,644,325
Voya Real Estate Fund(1)	$75,841,182
Voya SmallCap Opportunities Fund	$48,161,699

(1)	As of the Fund’s tax year ended December 31, 2015.

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Voya MidCap Opportunities Fund	100.00%
Voya Multi-Manager Mid Cap Value Fund	100.00%
Voya SmallCap Opportunities Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007–Present	Retired.	150	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Retired.	150	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005–Present	Retired.	150	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009– September 2012).	150	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	150	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	150
Voya Capital Corporation,
LLC and Voya Investments Distributor, LLC (December
2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management
(March 2006–Present); and
Voya Investment Trust Co.
(April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Government Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2016.
(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	February 2002–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005– Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	July 2012–Present
Senior Vice President–Fund Compliance, Voya Investments, LLC (June 2012–Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President–Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President–Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012 –Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013– October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
 Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163058 (053116-072616)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $123,000 for year ended May 31, 2016 and $129,125 for year ended May 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,150 for the year ended May 31, 2016 and $15,150 for year ended May 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $63,366 in the year ended May 31, 2016 and $53,010 in the year ended May 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended May 31, 2016 and $2,716 in the year ended May 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended May 31, 2016 and May 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Equity Trust	$78,516	$70,876
Voya Investments, LLC (1)	$143,175	$203,800

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Equity Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, and Voya SmallCap Opportunities Fund, and including the portfolio of investments of Voya Real Estate Fund, each a series of Voya Equity Trust, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, and Voya SmallCap Opportunities Fund as of May 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Equity Trust, as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 21.4%
20,723	@	Amazon.com, Inc.	14,978,377	3.8
30,036	@	AMC Networks, Inc.	1,920,502	0.5
128,221		Coach, Inc.	5,054,472	1.3
180,376		Comcast Corp. – Class A	11,417,801	2.9
85,536	@	Dish Network Corp. - Class A	4,268,246	1.1
59,607		Dollar General Corp.	5,358,669	1.3
78,554		Foot Locker, Inc.	4,392,740	1.1
50,507		Hasbro, Inc.	4,408,756	1.1
104,319		Home Depot, Inc.	13,782,626	3.4
58,904		McDonald's Corp.	7,189,822	1.8
96,154		Nike, Inc.	5,309,624	1.3
66,184		Ross Stores, Inc.	3,534,226	0.9
65,601		Starbucks Corp.	3,600,839	0.9
			85,216,700	21.4

		Consumer Staples: 11.0%
39,198		Church & Dwight Co., Inc.	3,860,219	1.0
44,070		Costco Wholesale Corp.	6,556,294	1.6
69,044		CVS Health Corp.	6,659,294	1.7
75,124		Mead Johnson Nutrition Co.	6,181,202	1.5
47,872	@	Monster Beverage Corp.	7,180,800	1.8
133,193		PepsiCo, Inc.	13,475,136	3.4
			43,912,945	11.0

		Financials: 6.9%
36,660		Aon PLC	4,005,838	1.0
12,899		Blackrock, Inc.	4,693,301	1.2
14,596		Equinix, Inc.	5,283,752	1.3
21,948		Intercontinental Exchange, Inc.	5,950,542	1.5
31,027		Moody's Corp.	3,060,504	0.8
135,924		TD Ameritrade Holding Corp.	4,440,637	1.1
			27,434,574	6.9

		Health Care: 16.3%
64,660		AbbVie, Inc.	4,069,054	1.0
27,625	@	Allergan plc	6,512,594	1.7
48,442		Amgen, Inc.	7,651,414	1.9
20,877	@	Biogen, Inc.	6,048,693	1.5
241,010	@	Boston Scientific Corp.	5,473,337	1.4
122,073		Bristol-Myers Squibb Co.	8,752,634	2.2
62,119	@	Edwards Lifesciences Corp.	6,118,721	1.6
51,149		Gilead Sciences, Inc.	4,453,032	1.1
36,249		Merck & Co., Inc.	2,039,369	0.5
23,139	L	Shire PLC ADR	4,307,556	1.1
69,210		UnitedHealth Group, Inc.	9,251,301	2.3
			64,677,705	16.3

		Industrials: 10.4%
7,007		Acuity Brands, Inc.	1,815,093	0.5
81,363		Danaher Corp.	8,002,865	2.0

171,116		Delta Air Lines, Inc.	7,436,701	1.9
74,746		Fortune Brands Home & Security, Inc.	4,385,348	1.1
66,374		Ingersoll-Rand PLC - Class A	4,434,447	1.1
24,867		Northrop Grumman Corp.	5,288,465	1.3
31,557		Roper Technologies, Inc.	5,398,772	1.4
40,022		Stanley Black & Decker, Inc.	4,529,690	1.1
			41,291,381	10.4

		Information Technology: 28.7%
88,767	@	Adobe Systems, Inc.	8,829,654	2.2
23,411	@	Alphabet, Inc. - Class A	17,531,327	4.4
2,609	@	Alphabet, Inc. - Class C	1,919,494	0.5
251,846		Apple, Inc.	25,149,342	6.3
195,853		Applied Materials, Inc.	4,782,730	1.2
27,779		Broadcom Ltd.	4,287,966	1.1
84,140	@	Facebook, Inc.	9,996,673	2.5
37,747		Intuit, Inc.	4,026,095	1.0
201,235		Microsoft Corp.	10,665,455	2.7
147,332	@	PayPal Holdings, Inc.	5,567,676	1.4
59,653	@	Red Hat, Inc.	4,620,721	1.2
81,214	@	Salesforce.com, Inc.	6,798,424	1.7
127,486		Visa, Inc. - Class A	10,063,745	2.5
			114,239,302	28.7

		Materials: 3.7%
91,499	@	Crown Holdings, Inc.	4,773,503	1.2
73,210		Eastman Chemical Co.	5,370,685	1.4
94,866		Sealed Air Corp.	4,405,577	1.1
			14,549,765	3.7

	Total Common Stock
	(Cost $323,994,328)		391,322,372	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 1.1%
1,037,776	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,037,786, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,058,532, due 06/15/16-02/20/66)	1,037,776	0.3

See Accompanying Notes to Financial Statements

1

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

1,037,776	Deutsche Bank AG, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $1,037,785, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,058,532, due 06/06/16-07/01/47)	1,037,776	0.3
218,342	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/16, 0.28%, due 06/01/16 (Repurchase Amount $218,344, collateralized by various U.S. Government Securities, 0.125%-3.000%, Market Value plus accrued interest $222,709, due 04/15/20-05/15/45)	218,342	0.0
1,037,776	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,037,786, collateralized by various U.S. Government Securities, 1.375%-3.625%, Market Value plus accrued interest $1,058,532, due 03/31/20-02/15/44)	1,037,776	0.2
1,037,776	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $1,037,785, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,058,531, due 09/28/16-03/20/66)	1,037,776	0.3
		4,369,446	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
4,862,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $4,862,000)	4,862,000	1.2

	Total Short-Term Investments
	(Cost $9,231,446)	9,231,446	2.3

Total Investments in Securities (Cost $333,225,774)	$400,553,818	100.7
Liabilities in Excess of Other Assets	(2,741,551)	(0.7)
Net Assets	$397,812,267	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.

Cost for federal income tax purposes is $334,730,082.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$74,890,339
Gross Unrealized Depreciation	(9,066,603)

Net Unrealized Appreciation	$65,823,736

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 5.0%
481,606		Coach, Inc.	18,984,908	2.0
194,804	@	Dish Network Corp. - Class A	9,720,720	1.0
107,303		Hasbro, Inc.	9,366,479	1.0
74,428		McDonald's Corp.	9,084,682	1.0
			47,156,789	5.0

		Consumer Staples: 8.2%
299,582		Coca-Cola Co.	13,361,357	1.4
105,562		Kimberly-Clark Corp.	13,410,597	1.5
199,121		Kraft Heinz Co.	16,564,876	1.8
230,227		Philip Morris International, Inc.	22,718,800	2.4
143,536		Wal-Mart Stores, Inc.	10,159,478	1.1
			76,215,108	8.2

		Energy: 12.6%
145,158		Anadarko Petroleum Corp.	7,527,894	0.8
150,309		Baker Hughes, Inc.	6,971,331	0.7
294,029		Chevron Corp.	29,696,929	3.2
275,028		Devon Energy Corp.	9,925,761	1.1
245,156		Occidental Petroleum Corp.	18,494,569	2.0
332,927		Royal Dutch Shell PLC - Class A ADR	16,143,630	1.7
240,339		Schlumberger Ltd.	18,337,866	1.9
202,592		Valero Energy Corp.	11,081,782	1.2
			118,179,762	12.6

		Financials: 26.9%
377,546		Arthur J. Gallagher & Co.	18,246,798	1.9
463,640		BB&T Corp.	16,862,587	1.8
131,715		Chubb Ltd.	16,676,436	1.8
227,660		Crown Castle International Corp.	20,673,805	2.2
206,893		Discover Financial Services	11,753,591	1.2
342,636		Gaming and Leisure Properties, Inc.	11,276,151	1.2
411,367		Hartford Financial Services Group, Inc.	18,581,447	2.0
443,417		JPMorgan Chase & Co.	28,941,828	3.1
1,423,241		Keycorp	18,245,950	1.9
419,528		Lazard Ltd.	14,758,995	1.6
220,200		Liberty Property Trust	8,217,864	0.9
56,072		Simon Property Group, Inc.	11,082,070	1.2
214,372		T. Rowe Price Group, Inc.	16,519,506	1.8
790,290		Wells Fargo & Co.	40,083,509	4.3
			251,920,537	26.9

		Health Care: 11.3%
725,399	L	AstraZeneca PLC ADR	21,544,350	2.3
163,737		Gilead Sciences, Inc.	14,254,943	1.5
300,792		Medtronic PLC	24,207,740	2.6
507,368		Merck & Co., Inc.	28,544,524	3.0

129,645		UnitedHealth Group, Inc.	17,329,647	1.9
			105,881,204	11.3

		Industrials: 8.7%
144,027		Cummins, Inc.	16,486,771	1.8
166,106	L	Deere & Co.	13,668,863	1.5
134,407		General Dynamics Corp.	19,068,321	2.0
189,934		Lincoln Electric Holdings, Inc.	11,430,228	1.2
48,180		Lockheed Martin Corp.	11,381,561	1.2
81,878		Parker Hannifin Corp.	9,402,870	1.0
			81,438,614	8.7

		Information Technology: 11.6%
131,499		Apple, Inc.	13,131,490	1.4
1,115,374		Cisco Systems, Inc.	32,401,615	3.5
182,251		Lam Research Corp.	15,092,205	1.6
399,807		Microsoft Corp.	21,189,771	2.3
483,775		Qualcomm, Inc.	26,568,923	2.8
			108,384,004	11.6

		Materials: 3.2%
398,279		Dow Chemical Co.	20,455,609	2.2
187,561		Nucor Corp.	9,098,584	1.0
			29,554,193	3.2

		Telecommunication Services: 2.9%
702,193		AT&T, Inc.	27,490,856	2.9

		Utilities: 7.2%
683,282		Exelon Corp.	23,416,074	2.5
177,906		NextEra Energy, Inc.	21,370,069	2.3
370,070		PG&E Corp.	22,233,805	2.4
			67,019,948	7.2

		Total Common Stock
		(Cost $812,730,656)	913,241,015	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Securities Lending Collateralcc: 2.6%
5,757,501	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $5,757,555, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,872,651, due 06/15/16-02/20/66)	5,757,501	0.6

See Accompanying Notes to Financial Statements

3

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

5,757,501	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $5,757,555, collateralized by various U.S. Government Securities, 1.375%-3.625%, Market Value plus accrued interest $5,872,651, due 03/31/20-02/15/44)	5,757,501	0.6
5,757,501	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $5,757,550, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,872,651, due 09/28/16-03/20/66)	5,757,501	0.6
4,871,563	Royal Bank of Canada, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $4,871,602, collateralized by various U.S. Government Agency Obligations, 1.750%-6.000%, Market Value plus accrued interest $4,968,994, due 06/01/18-06/01/46)	4,871,563	0.5
2,097,545	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/16, 0.37%, due 06/01/16 (Repurchase Amount $2,097,566, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,142,763, due 04/15/18-01/15/29)	2,097,545	0.3
		24,241,611	2.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
13,033,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $13,033,000)	13,033,000	1.4

	Total Short-Term Investments
	(Cost $37,274,611)	37,274,611	4.0

Total Investments in Securities (Cost $850,005,267)	$950,515,626	101.6
Liabilities in Excess of Other Assets	(14,991,764)	(1.6)
Net Assets	$935,523,862	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.

Cost for federal income tax purposes is $854,404,492.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$108,963,908
Gross Unrealized Depreciation	(12,852,774)

Net Unrealized Appreciation	$96,111,134

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Consumer Discretionary: 23.7%
258,145	@	AMC Networks, Inc.	16,505,791	1.3
210,170	@	Burlington Stores, Inc.	12,685,861	1.0
450,033		Coach, Inc.	17,740,301	1.3
416,712		Dollar General Corp.	37,462,409	2.8
146,187		Domino's Pizza, Inc.	17,671,085	1.3
431,726	@,L	Five Below, Inc.	18,072,050	1.4
350,352		Foot Locker, Inc.	19,591,684	1.5
237,940		Hasbro, Inc.	20,769,783	1.6
177,726		Lear Corp.	21,106,740	1.6
637,755	@	LKQ Corp.	21,090,558	1.6
140,467	L	Marriott International, Inc.	9,276,441	0.7
116,443	@	O'Reilly Automotive, Inc.	30,791,022	2.3
481,916		Ross Stores, Inc.	25,734,314	1.9
378,844	@	ServiceMaster Global Holdings, Inc.	14,486,995	1.1
128,937	@	Ulta Salon Cosmetics & Fragrance, Inc.	30,043,610	2.3
			313,028,644	23.7

		Consumer Staples: 7.8%
266,051		Church & Dwight Co., Inc.	26,200,702	2.0
323,845		Mead Johnson Nutrition Co.	26,645,967	2.0
194,243	@	Monster Beverage Corp.	29,136,450	2.2
216,853	@	TreeHouse Foods, Inc.	20,535,979	1.6
			102,519,098	7.8

		Energy: 1.1%
193,852		EQT Corp.	14,199,659	1.1

		Financials: 13.6%
94,946	@	Affiliated Managers Group, Inc.	16,475,030	1.2
219,376		Aon PLC	23,971,216	1.8
272,860		Arthur J. Gallagher & Co.	13,187,324	1.0
75,402		Equinix, Inc.	27,295,524	2.1
91,885		Intercontinental Exchange, Inc.	24,911,861	1.9
244,118		Moody's Corp.	24,079,800	1.8
323,885		SEI Investments Co.	16,660,644	1.3
115,322	@	SVB Financial Group	12,708,484	1.0
604,580		TD Ameritrade Holding Corp.	19,751,629	1.5
			179,041,512	13.6

		Health Care: 11.9%
64,508	@	Abiomed, Inc.	6,406,289	0.5
145,601	@	BioMarin Pharmaceutical, Inc.	13,053,130	1.0
272,090	@	Edwards Lifesciences Corp.	26,800,865	2.0
616,544	@	Hologic, Inc.	21,215,279	1.6
43,057	@	Intuitive Surgical, Inc.	27,328,708	2.1
328,069	@	NuVasive, Inc.	17,837,112	1.4
278,007	@	Quintiles Transnational Holdings, Inc.	18,873,895	1.4

540,464		Zoetis, Inc.	25,628,803	1.9
			157,144,081	11.9

		Industrials: 16.0%
60,887		Acuity Brands, Inc.	15,772,168	1.2
136,363		Equifax, Inc.	17,144,920	1.3
210,991		Ingersoll-Rand PLC - Class A	14,096,309	1.1
475,589		Masco Corp.	15,523,225	1.2
168,392		MSC Industrial Direct Co.	12,620,980	1.0
475,089		Nielsen NV	25,365,002	1.9
200,292		Orbital ATK, Inc.	17,431,413	1.3
81,018		Roper Technologies, Inc.	13,860,559	1.1
834,262		Southwest Airlines Co.	35,439,450	2.7
133,569		Stanley Black & Decker, Inc.	15,117,339	1.1
328,411		Textron, Inc.	12,499,323	0.9
241,961		Waste Connections, Inc.	15,841,187	1.2
			210,711,875	16.0

		Information Technology: 18.2%
1,156,590		Applied Materials, Inc.	28,243,928	2.1
135,213	@	Gartner, Inc.	13,740,345	1.0
801,832	@	Integrated Device Technology, Inc.	18,722,777	1.4
264,888		Intuit, Inc.	28,252,954	2.2
525,768		Maxim Integrated Products	19,958,153	1.5
114,152	@	Palo Alto Networks, Inc.	14,892,270	1.1
409,110		Paychex, Inc.	22,181,944	1.7
331,083	@	Red Hat, Inc.	25,645,689	2.0
701,617		Sabre Corp.	19,764,551	1.5
275,645		SS&C Technologies Holdings, Inc.	16,976,976	1.3
367,496	@	Vantiv, Inc.	19,760,260	1.5
188,400	@	WebMD Health Corp.	12,387,300	0.9
			240,527,147	18.2

		Materials: 6.0%
415,606	@	Crown Holdings, Inc.	21,682,165	1.7
271,645		Eastman Chemical Co.	19,927,877	1.5
294,004		Packaging Corp. of America	20,059,893	1.5
366,955		Sealed Air Corp.	17,041,390	1.3
			78,711,325	6.0

		Total Common Stock
		(Cost $1,156,663,316)	1,295,883,341	98.3

See Accompanying Notes to Financial Statements

5

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 0.8%
2,593,703	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $2,593,727, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,645,577, due 06/15/16-02/20/66)	2,593,703	0.2
2,593,703	Citigroup, Inc., Repurchase Agreement dated 05/31/16, 0.30%, due 06/01/16 (Repurchase Amount $2,593,724, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.550%-7.000%, Market Value plus accrued interest $2,645,577, due 06/01/18-06/01/46)	2,593,703	0.2
2,593,703	HSBC Securities USA, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $2,593,724, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $2,645,590, due 01/01/35-05/01/46)	2,593,703	0.2
545,721	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/16, 0.28%, due 06/01/16 (Repurchase Amount $545,725, collateralized by various U.S. Government Securities, 0.125%-3.000%, Market Value plus accrued interest $556,635, due 04/15/20-05/15/45)	545,721	0.0

2,593,703	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $2,593,725, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,645,577, due 09/28/16-03/20/66)	2,593,703	0.2
		10,920,533	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
30,189,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $30,189,000)	30,189,000	2.3

	Total Short-Term Investments
	(Cost $41,109,533)	41,109,533	3.1

	Total Investments in Securities (Cost $1,197,772,849)	$1,336,992,874	101.4
	Liabilities in Excess of Other Assets	(18,335,862)	(1.4)
	Net Assets	$1,318,657,012	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.

Cost for federal income tax purposes is $1,199,951,647.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$157,011,102
Gross Unrealized Depreciation	(19,969,875)

Net Unrealized Appreciation	$137,041,227

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 13.1%
33,500	@	American Axle & Manufacturing Holdings, Inc.	558,445	0.2
12,600	@	Bed Bath & Beyond, Inc.	563,850	0.2
25,465		Bloomin Brands, Inc.	485,108	0.2
13,400		Brinker International, Inc.	602,598	0.2
26,308		Carter's, Inc.	2,645,006	1.1
18,300		Cooper Tire & Rubber Co.	587,979	0.2
8,900		Dillard's, Inc.	526,079	0.2
16,081		D.R. Horton, Inc.	491,435	0.2
39,851		DSW, Inc.	843,247	0.4
12,900		Foot Locker, Inc.	721,368	0.3
15,400	L	GameStop Corp.	448,140	0.2
29,000		Gap, Inc.	521,710	0.2
7,049,240	@	Global Brands Group Holding Ltd.	699,636	0.3
74,112		Goodyear Tire & Rubber Co.	2,072,913	0.9
59,035		Hanesbrands, Inc.	1,598,078	0.7
25,617		Interpublic Group of Cos., Inc.	612,246	0.3
1,500		John Wiley & Sons, Inc.	80,820	0.0
20,000		Kohl's Corp.	720,800	0.3
9,300		Lear Corp.	1,104,468	0.5
27,170		Lennar Corp. - Class A	1,238,137	0.5
24,400		Macy's, Inc.	810,324	0.3
13,700	@	Meritage Homes Corp.	499,913	0.2
12,945	@	Mohawk Industries, Inc.	2,546,152	1.1
21,300		Movado Group, Inc.	437,076	0.2
20,788	@	Norwegian Cruise Line Holdings Ltd.	964,771	0.4
31,963	@	Performance Sports Group Ltd	103,880	0.0
32,311		Pulte Group, Inc.	606,154	0.3
19,703		PVH Corp.	1,848,142	0.8
21,380		Quebecor, Inc.	609,763	0.3
47,020		Ross Stores, Inc.	2,510,868	1.1
51,574		Samsonite International SA	154,331	0.0
24,000	@	Smith & Wesson Holding Corp.	584,880	0.2
5,508	@	Toll Brothers, Inc.	160,558	0.1
24,800		Viacom, Inc. - Class B	1,100,376	0.5
6,800		Whirlpool Corp.	1,187,416	0.5
			31,246,667	13.1

		Consumer Staples: 3.6%
13,361		Ingredion, Inc.	1,568,715	0.7
78,599		Kroger Co.	2,810,700	1.2
30,800	L	Pilgrim's Pride Corp.	765,996	0.3
9,900	@	Post Holdings, Inc.	752,499	0.3
8,900	L	Sanderson Farms, Inc.	798,419	0.3
21,100		SpartanNash Co.	626,881	0.3
67,200	@	SUPERVALU, Inc.	311,136	0.1
16,400		Tyson Foods, Inc.	1,045,992	0.4
			8,680,338	3.6

		Energy: 5.3%
17,300	L	Atwood Oceanics, Inc.	184,591	0.1
63,279	@	Cobalt International Energy, Inc.	141,745	0.1
57,490		DHT Holdings, Inc.	313,895	0.1
11,700	L	Diamond Offshore Drilling	302,094	0.1
26,334	@	Diamondback Energy, Inc.	2,395,077	1.0
27,700		Ensco PLC	273,953	0.1
6,510		HollyFrontier Corp.	174,208	0.1
24,900		Marathon Petroleum Corp.	867,267	0.4
12,500		National Oilwell Varco, Inc.	411,875	0.2
43,729	@	Newfield Exploration Co.	1,782,831	0.8
32,400	L	Noble Corp. PLC	270,216	0.1
10,500		Oceaneering International, Inc.	347,130	0.1
19,200		PBF Energy, Inc.	506,304	0.2
10,149		Pioneer Natural Resources Co.	1,627,088	0.7
63,740		QEP Resources, Inc.	1,187,476	0.5
25,700	L	Ship Finance International Ltd.	411,971	0.2
52,142	@	Trican Well Services Ltd.	69,584	0.0
23,400		Valero Energy Corp.	1,279,980	0.5
			12,547,285	5.3

		Financials: 28.8%
11,700		Allstate Corp.	789,867	0.3
16,029		American Assets Trust, Inc.	641,320	0.3
25,100		American Capital Mortgage Investment Corp.	397,333	0.2
12,300		Ameriprise Financial, Inc.	1,250,541	0.5
15,800		Amtrust Financial Services, Inc.	419,016	0.2
93,100		Annaly Capital Management, Inc.	984,998	0.4
8,951		Argo Group International Holdings Ltd.	471,254	0.2
63,500		Ashford Hospitality Trust, Inc.	319,405	0.1
7,700		Assurant, Inc.	672,903	0.3
17,600		Assured Guaranty Ltd.	473,264	0.2
7,000		Axis Capital Holdings Ltd.	386,050	0.2
108,400		BankUnited, Inc.	3,588,040	1.5
14,100		BB&T Corp.	512,817	0.2
11,788		Blackstone Mortgage Trust, Inc.	332,304	0.1
39,200		Brandywine Realty Trust	618,968	0.3
77,180		CBL & Associates Properties, Inc.	742,472	0.3
79,158	@	CBRE Group, Inc.	2,362,866	1.0
58,001		CIT Group, Inc.	1,987,114	0.8
55,308		CNO Financial Group, Inc.	1,122,199	0.5
37,900		Comerica, Inc.	1,785,090	0.7
19,500		Discover Financial Services	1,107,795	0.5

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

14,344		Equity Lifestyle Properties, Inc.	1,051,415	0.4
31,030		EverBank Financial Corp.	475,380	0.2
8,500		Everest Re Group Ltd.	1,522,435	0.6
7,009		Extra Space Storage, Inc.	651,627	0.3
65,900		Fifth Third Bancorp	1,243,533	0.5
29,985		First Republic Bank/San Francisco CA	2,171,214	0.9
28,310		Forest City Realty Trust, Inc.	645,751	0.3
73,300		Franklin Street Properties Corp.	836,353	0.3
49,300	@	Genworth Financial, Inc.	182,410	0.1
46,758		Getty Realty Corp.	945,447	0.4
19,600		Government Properties Income Trust	384,160	0.2
14,200		Hancock Holding Co.	390,358	0.2
6,762		Hanover Insurance Group, Inc.	586,130	0.2
26,700		Hartford Financial Services Group, Inc.	1,206,039	0.5
39,100		Hospitality Properties Trust	1,000,960	0.4
78,731		Host Hotels & Resorts, Inc.	1,212,457	0.5
100,400		Huntington Bancshares, Inc.	1,049,180	0.4
9,657		Iberiabank Corp.	598,734	0.2
98,900		Keycorp	1,267,898	0.5
27,471		LaSalle Hotel Properties	634,855	0.3
135,200		Lexington Realty Trust	1,277,640	0.5
24,500		Lincoln National Corp.	1,123,325	0.5
28,094	@	Markit Ltd.	965,591	0.4
57,200		Medical Properties Trust, Inc.	840,840	0.4
38,400	@	MGIC Investment Corp.	270,720	0.1
11,832		MSCI, Inc. - Class A	944,075	0.4
48,100		Navient Corp.	659,451	0.3
26,500		Omega Healthcare Investors, Inc.	845,880	0.4
46,000		Piedmont Office Realty Trust, Inc.	922,300	0.4
31,975		Provident Financial Services, Inc.	652,930	0.3
10,514		PS Business Parks, Inc.	1,038,047	0.4
58,200		RAIT Financial Trust	193,224	0.1
11,589		Raymond James Financial, Inc.	649,795	0.3
158,200		Regions Financial Corp.	1,555,106	0.7
23,259		Reinsurance Group of America, Inc.	2,305,897	1.0
41,543		SEI Investments Co.	2,136,972	0.9
9,274		South State Corp.	672,272	0.3
6,669		Sovran Self Storage, Inc.	722,053	0.3
24,900		Starwood Property Trust, Inc.	513,438	0.2
37,764		STORE Capital Corp.	964,115	0.4
86,500		Summit Hotel Properties, Inc.	1,012,050	0.4
15,900		SunTrust Bank	696,738	0.3
70,604		Unum Group	2,606,700	1.1
29,000		Validus Holdings Ltd.	1,412,010	0.6
8,300	@	World Acceptance Corp.	362,544	0.1
74,663		XL Group Plc	2,564,674	1.1

55,835		Zions Bancorp.	1,564,497	0.7
			68,494,836	28.8

		Health Care: 6.0%
5,100		Aetna, Inc.	577,473	0.2
40,471		Agilent Technologies, Inc.	1,857,214	0.8
11,528		Almirall SA	182,121	0.1
22,723	@	Amsurg Corp.	1,699,453	0.7
14,693		Becton Dickinson & Co.	2,445,650	1.0
20,816	@	Brookdale Senior Living, Inc.	373,439	0.2
4,600		Cigna Corp.	589,306	0.2
22,980	@	Endo International PLC	363,314	0.2
43,138	@	Envision Healthcare Holdings, Inc.	1,070,254	0.5
7,975	@	Laboratory Corp. of America Holdings	1,020,401	0.4
6,500	@,L	Lannett Co., Inc.	158,535	0.1
14,900	@	Mylan NV	645,766	0.3
1,550		Ono Pharmaceutical Co., Ltd.	68,468	0.0
22,900		Owens & Minor, Inc.	853,941	0.4
19,200		Quest Diagnostics, Inc.	1,481,664	0.6
27,200	@	Select Medical Holdings Corp.	344,624	0.1
4,700	@	United Therapeutics Corp.	559,629	0.2
			14,291,252	6.0

		Industrials: 14.8%
95,100	@	ACCO Brands Corp.	945,294	0.4
25,200		AGCO Corp.	1,308,636	0.6
29,900		Aircastle Ltd.	632,086	0.3
13,005		Carlisle Cos., Inc.	1,350,179	0.6
77,768	L	Covanta Holding Corp.	1,296,393	0.5
12,900		Cummins, Inc.	1,476,663	0.6
2,608		Curtiss-Wright Corp.	217,038	0.1
18,577		EMCOR Group, Inc.	883,336	0.4
14,300		Fluor Corp.	754,754	0.3
24,798	@	Generac Holdings, Inc.	940,092	0.4
16,077	@	Genesee & Wyoming, Inc.	965,745	0.4
19,700	@	Hawaiian Holdings, Inc.	797,062	0.3
85,180	@	Hertz Global Holdings, Inc.	825,394	0.3
54,789		Hexcel Corp.	2,392,636	1.0
11,849		Hubbell, Inc.	1,259,193	0.5
7,800		Huntington Ingalls Industries, Inc.	1,196,598	0.5
20,668		IDEX Corp.	1,722,471	0.7
55,350	@	Jacobs Engineering Group, Inc.	2,805,692	1.2
22,777		Knight Transportation, Inc.	594,935	0.3
2,900		L-3 Communications Holdings, Inc.	397,909	0.2
16,605	@	Moog, Inc.	895,508	0.4
6,100		National Presto Industries, Inc.	545,340	0.2
7,089		Roper Technologies, Inc.	1,212,786	0.5
31,300		RR Donnelley & Sons Co.	509,877	0.2
8,862		Ryder System, Inc.	616,973	0.3
115,195		Sanwa Holdings Corp.	999,694	0.4

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

17,684	@	Sensata Technologies Holdings N.V.	653,954	0.3
13,090		Snap-On, Inc.	2,118,224	0.9
18,800	@	Spirit Aerosystems Holdings, Inc.	879,464	0.4
19,400		Trinity Industries, Inc.	350,364	0.1
9,800		Triumph Group, Inc.	369,754	0.2
57,600	@	Wabash National Corp.	816,768	0.3
22,500		Wabtec Corp.	1,741,050	0.7
10,273	@	Wesco International, Inc.	599,224	0.3
			35,071,086	14.8

		Information Technology: 11.3%
63,900	@	Amkor Technology, Inc.	403,209	0.2
9,416	@	ARRIS International PLC	226,926	0.1
42,455	@	Arrow Electronics, Inc.	2,743,442	1.2
34,677		Booz Allen Hamilton Holding Corp.	1,014,996	0.4
122,900		Brocade Communications Systems, Inc.	1,113,474	0.5
14,100		Convergys Corp.	397,479	0.2
46,300		Corning, Inc.	967,207	0.4
34,067	@	Euronet Worldwide, Inc.	2,718,887	1.1
99,000	@	Flextronics International Ltd.	1,232,550	0.5
8,641		Harris Corp.	680,651	0.3
69,105	@	Keysight Technologies, Inc.	2,116,686	0.9
27,900	@	Kulicke & Soffa Industries, Inc.	348,471	0.2
12,300		Lam Research Corp.	1,018,563	0.4
22,500		Mentor Graphics Corp.	482,400	0.2
41,996	@	Microsemi Corp.	1,420,725	0.6
32,500	@	Photronics, Inc.	312,000	0.1
20,307	@	Qorvo, Inc.	1,035,048	0.4
24,846	@	Sanmina Corp.	665,624	0.3
17,300	L	Seagate Technology	390,288	0.2
27,788		Silicon Motion Technology Corp. ADR	1,235,177	0.5
8,100		SS&C Technologies Holdings, Inc.	498,879	0.2
76,100		Symantec Corp.	1,321,096	0.6
4,149	@	Synaptics, Inc.	281,427	0.1
28,600	@	Teradata Corp.	810,524	0.3
30,663	@	Verint Systems, Inc.	1,011,572	0.4
19,300		Western Digital Corp.	898,222	0.4
144,400		Xerox Corp.	1,439,668	0.6
			26,785,191	11.3

		Materials: 7.2%
17,035		Albemarle Corp.	1,337,248	0.6
17,329		Bemis Co., Inc.	872,342	0.4
29,588		Cabot Corp.	1,352,467	0.6
21,098		Celanese Corp.	1,486,987	0.6
29,600		CF Industries Holdings, Inc.	818,736	0.3
27,000		Domtar Corp.	1,043,280	0.4
16,500		Eastman Chemical Co.	1,210,440	0.5
44,800		Huntsman Corp.	668,864	0.3
17,478		KapStone Paper and Packaging Corp.	266,540	0.1
77,019	@	Louisiana-Pacific Corp.	1,407,907	0.6
34,569		Methanex Corp.	1,138,011	0.5
22,700		Mosaic Co.	572,721	0.2

29,200	@	Owens-Illinois, Inc.	551,880	0.2
44,190		Reliance Steel & Aluminum Co.	3,285,527	1.4
14,100		Schweitzer-Mauduit International, Inc.	485,040	0.2
13,400		Sonoco Products Co.	638,778	0.3
			17,136,768	7.2

		Telecommunication Services: 0.5%
68,600	@,L	Iridium Communications, Inc.	598,878	0.2
11,019		Millicom International Cellular S.A.	642,084	0.3
			1,240,962	0.5

		Utilities: 7.2%
121,738		AES Corp.	1,350,074	0.6
32,590		Alliant Energy Corp.	1,207,459	0.5
12,800		American Electric Power Co., Inc.	828,544	0.4
23,100		Edison International	1,654,653	0.7
20,254		Energen Corp.	964,495	0.4
22,300		Entergy Corp.	1,693,016	0.7
36,600		Exelon Corp.	1,254,282	0.5
39,700		FirstEnergy Corp.	1,302,557	0.5
26,516		Great Plains Energy, Inc.	773,737	0.3
8,887		Portland General Electric Co.	365,967	0.2
21,600		PPL Corp.	832,464	0.4
45,700		Public Service Enterprise Group, Inc.	2,045,075	0.9
45,341		UGI Corp.	1,946,036	0.8
14,620		Westar Energy, Inc.	823,545	0.3
			17,041,904	7.2

		Total Common Stock
		(Cost $229,487,623)	232,536,289	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 1.9%
1,036,172	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,036,182, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,056,895, due 06/15/16-02/20/66)	1,036,172	0.5

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

1,036,172	Daiwa Capital Markets, Repurchase Agreement dated 05/31/16, 0.32%, due 06/01/16 (Repurchase Amount $1,036,181, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,056,895, due 06/23/16-09/09/49)	1,036,172	0.4
1,036,172	HSBC Securities USA, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $1,036,180, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,056,901, due 01/01/35-05/01/46)	1,036,172	0.4
218,020	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/16, 0.28%, due 06/01/16 (Repurchase Amount $218,022, collateralized by various U.S. Government Securities, 0.125%-3.000%, Market Value plus accrued interest $222,380, due 04/15/20-05/15/45)	218,020	0.1
1,036,172	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $1,036,181, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,056,896, due 09/28/16-03/20/66)	1,036,172	0.5
		4,362,708	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,103,663	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $1,103,663)	1,103,663	0.5

	Total Short-Term Investments
	(Cost $5,466,371)	5,466,371	2.4

Total Investments in Securities (Cost $234,953,994)	$238,002,660	100.2
Liabilities in Excess of Other Assets	(275,945)	(0.2)
Net Assets	$237,726,715	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.

Cost for federal income tax purposes is $236,029,837.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,696,309
Gross Unrealized Depreciation	(21,723,486)

Net Unrealized Appreciation	$1,972,823

See Accompanying Notes to Financial Statements

10

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.9%
		Consumer Discretionary: 15.3%
130,225		Big Lots, Inc.	6,810,767	0.9
281,760	@	Boyd Gaming Corp.	5,328,082	0.7
83,342	@	Bright Horizons Family Solutions, Inc.	5,399,728	0.8
94,075	@	Burlington Stores, Inc.	5,678,367	0.8
97,975		CalAtlantic Group, Inc.	3,624,095	0.5
516,626		Callaway Golf Co.	5,197,258	0.7
123,750		Cheesecake Factory	6,171,412	0.9
37,025		Childrens Place Retail Stores, Inc.	2,609,522	0.4
134,921		Cinemark Holdings, Inc.	4,881,442	0.7
335,250		Dana Holding Corp.	4,029,705	0.6
82,618	@	Express, Inc.	1,201,266	0.2
403,150		Extended Stay America, Inc.	5,748,919	0.8
181,103	@	Imax Corp.	6,037,974	0.8
93,785		Jack in the Box, Inc.	7,990,482	1.1
118,314		Monro Muffler Brake, Inc.	7,447,866	1.0
191,500	@	Nautilus, Inc.	3,950,645	0.6
231,926	@,L	Planet Fitness, Inc.	4,142,198	0.6
57,315		Pool Corp.	5,248,335	0.7
133,685	@	Sally Beauty Holdings, Inc.	3,839,433	0.5
150,995		Sonic Corp.	4,498,141	0.6
54,058		Vail Resorts, Inc.	7,095,113	1.0
309,615		Wendy's Company	3,182,842	0.4
			110,113,592	15.3

		Consumer Staples: 2.5%
194,960	@,L	Blue Buffalo Pet Products, Inc.	5,037,766	0.7
55,010		Casey's General Stores, Inc.	6,612,752	0.9
136,080		Flowers Foods, Inc.	2,551,500	0.4
162,035		Vector Group Ltd.	3,478,892	0.5
			17,680,910	2.5

		Energy: 1.4%
152,916	@	Carrizo Oil & Gas, Inc.	5,887,266	0.8
43,900	@	Dril-Quip, Inc.	2,679,217	0.4
131,100	@	Unit Corp.	1,831,467	0.2
			10,397,950	1.4

		Financials: 8.2%
209,235		Colony Capital, Inc.	3,833,185	0.5
28,905		Coresite Realty Corp.	2,192,444	0.3
108,163		Evercore Partners, Inc.	5,624,476	0.8
93,625		First American Financial Corp.	3,580,220	0.5
325,740		Janus Capital Group, Inc.	4,944,733	0.7
28,757		MarketAxess Holdings, Inc.	4,024,255	0.5
887,400	@	MGIC Investment Corp.	6,256,170	0.9
111,628		Pebblebrook Hotel Trust	2,815,258	0.4
74,400		QTS Realty Trust, Inc.	3,844,248	0.5
30,100	@	Signature Bank	4,063,500	0.6
52,720		Sovran Self Storage, Inc.	5,707,995	0.8

46,174	@	SVB Financial Group	5,088,375	0.7
112,050		Terreno Realty Corp.	2,682,477	0.4
134,300		Urban Edge Properties	3,605,955	0.5
32,969		Virtu Financial, Inc.	587,178	0.1
			58,850,469	8.2

		Health Care: 19.6%
154,025	@,L	Acadia Pharmaceuticals, Inc.	5,457,106	0.8
113,545	@	Air Methods Corp.	3,845,769	0.5
365,525	@	Amicus Therapeutics, Inc.	2,587,917	0.4
58,625	@,L	Anacor Pharmaceuticals, Inc.	5,821,462	0.8
150,450	@,L	Cempra, Inc.	2,826,956	0.4
50,685	@	Charles River Laboratories International, Inc.	4,355,362	0.6
103,355	@	Cynosure, Inc.	4,937,268	0.7
172,360	@,L	Depomed, Inc.	3,521,315	0.5
59,895	@	Dyax, Corp. - CVR	66,483	0.0
149,400	@,L	Esperion Therapeutics, Inc.	2,557,728	0.4
456,675	@,L	Exelixis, Inc.	2,963,821	0.4
280,700	@,L	Halozyme Therapeutics, Inc.	2,823,842	0.4
154,041		Healthsouth Corp.	6,210,933	0.9
109,850		Hill-Rom Holdings, Inc.	5,396,931	0.7
65,425	@,L	Lexicon Pharmaceuticals, Inc.	929,689	0.1
34,675	@,L	Ligand Pharmaceuticals, Inc.	4,146,783	0.6
92,496	@	Luminex Corp.	1,904,493	0.3
76,900	@	MacroGenics, Inc.	1,965,564	0.3
126,550	@	Masimo Corp.	6,294,597	0.9
283,675	@	Merit Medical Systems, Inc.	5,324,580	0.7
190,025	@	Natus Medical, Inc.	6,143,508	0.9
76,006	@	Neogen Corp.	3,752,416	0.5
91,400	@	Neurocrine Biosciences, Inc.	4,538,010	0.6
530,600	@,L	Novavax, Inc.	3,231,354	0.4
81,675	@	NuVasive, Inc.	4,440,670	0.6
83,325	@	Omnicell, Inc.	2,695,564	0.4
47,152	@	Ophthotech Corp.	2,532,062	0.4
68,325		Owens & Minor, Inc.	2,547,839	0.4
64,700	@,L	Pacira Pharmaceuticals, Inc./DE	3,009,197	0.4
110,719	@	Portola Pharmaceuticals, Inc.	3,042,558	0.4
51,030	@,L	Prothena Corp. PLC	2,476,996	0.3
114,350	@,L	Relypsa, Inc.	2,184,085	0.3
285,825	@	Sangamo Biosciences, Inc.	1,972,193	0.3
315,335	@	Select Medical Holdings Corp.	3,995,294	0.6
50,556		STERIS PLC	3,510,103	0.5
175,211	@	Surgery Partners, Inc.	2,410,027	0.3
157,530	@	Team Health Holdings, Inc.	7,556,714	1.0
34,365	@	Ultragenyx Pharmaceutical, Inc.	2,512,082	0.3
40,825	@	WellCare Health Plans, Inc.	4,140,472	0.6
			140,629,743	19.6

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

		Industrials: 15.7%
229,400		Actuant Corp.	6,260,326	0.9
201,875	@	Advisory Board Co.	6,627,556	0.9
99,050	@	Beacon Roofing Supply, Inc.	4,274,007	0.6
102,100		CIRCOR International, Inc.	5,721,684	0.8
145,275		Clarcor, Inc.	8,614,808	1.2
117,260		EnPro Industries, Inc.	5,929,838	0.8
69,288		G&K Services, Inc.	5,193,828	0.7
152,200	L	Gorman-Rupp Co.	4,710,590	0.6
130,781		Healthcare Services Group, Inc.	5,100,459	0.7
104,552	@	HUB Group, Inc.	4,184,171	0.6
101,600		KAR Auction Services, Inc.	4,169,664	0.6
231,532		Knight Transportation, Inc.	6,047,616	0.8
96,800	L	Lindsay Manufacturing Co.	6,905,712	1.0
79,700		Regal-Beloit Corp.	4,553,261	0.6
158,450		Simpson Manufacturing Co., Inc.	6,269,867	0.9
57,125	@	Teledyne Technologies, Inc.	5,605,676	0.8
63,050		Toro Co.	5,630,996	0.8
262,598	@	TrueBlue, Inc.	5,202,066	0.7
110,934		Watts Water Technologies, Inc.	6,384,252	0.9
98,200		Woodward, Inc.	5,591,508	0.8
			112,977,885	15.7

		Information Technology: 26.7%
119,885	@	Aspen Technology, Inc.	4,570,016	0.6
74,217		Blackbaud, Inc.	4,651,179	0.7
120,040	@	BroadSoft, Inc.	5,233,744	0.7
139,603	@	Cardtronics, Inc.	5,485,002	0.8
32,001	@	Coherent, Inc.	3,027,935	0.4
161,325	@	Commvault Systems, Inc.	7,304,796	1.0
505,733	L	Cypress Semiconductor Corp.	5,375,942	0.8
142,935	@	Electronics for Imaging, Inc.	6,264,841	0.9
106,750	@	Euronet Worldwide, Inc.	8,519,717	1.2
72,620		Fair Isaac Corp.	8,092,047	1.1
84,475		Flir Systems, Inc.	2,631,396	0.4
107,650	@	Guidewire Software, Inc.	6,319,055	0.9
163,045	@	Imperva, Inc.	6,225,058	0.9
501,725	@,L	Infinera Corp.	6,577,615	0.9
407,255		Intersil Corp.	5,506,088	0.8
66,050		j2 Global, Inc.	4,423,368	0.6
55,750		Littelfuse, Inc.	6,385,048	0.9
118,625	@	Manhattan Associates, Inc.	7,820,946	1.1
119,750	@,L	Match Group, Inc.	1,676,500	0.2
141,022	@	Microsemi Corp.	4,770,774	0.7
77,125		MKS Instruments, Inc.	3,160,583	0.4
99,325		Monolithic Power Systems, Inc.	6,786,877	0.9
157,784		National Instruments Corp.	4,507,889	0.6
275,545	@	Netscout Systems, Inc.	6,684,722	0.9
154,771	@	Plexus Corp.	6,797,542	0.9
280,725	@	Polycom, Inc.	3,368,700	0.5
108,475		Power Integrations, Inc.	5,411,818	0.8

142,464	@	PROS Holdings, Inc.	1,993,071	0.3
238,000	@	QLIK Technologies, Inc.	6,830,600	1.0
193,575	@	Qualys, Inc.	6,037,604	0.8
162,075	@	SciQuest, Inc.	2,859,003	0.4
72,150	@	SPS Commerce, Inc.	3,932,175	0.5
171,100	@	Synchronoss Technologies, Inc.	6,034,697	0.8
50,050	@	Tyler Technologies, Inc.	7,672,165	1.1
27,100	@	Ultimate Software Group, Inc.	5,541,408	0.8
34,705	@	WEX, Inc.	3,201,883	0.4
			191,681,804	26.7

		Materials: 5.5%
254,625	@	Boise Cascade Co.	5,846,190	0.8
306,475		Commercial Metals Co.	5,262,176	0.7
122,725		Greif, Inc. - Class A	4,400,918	0.6
137,900		HB Fuller Co.	6,296,514	0.9
910,700		Hecla Mining Co.	3,697,442	0.5
164,311		KapStone Paper and Packaging Corp.	2,505,743	0.4
105,400		Minerals Technologies, Inc.	6,071,040	0.8
143,775		Worthington Industries, Inc.	5,371,434	0.8
			39,451,457	5.5

		Total Common Stock
		(Cost $638,241,334)	681,783,810	94.9

EXCHANGE-TRADED FUNDS: 1.9%
95,858		iShares Russell 2000 Growth Index Fund	13,207,315	1.9

		Total Exchange-Traded Funds
		(Cost $13,332,921)	13,207,315	1.9

		Total Long-Term Investments
		(Cost $651,574,255)	694,991,125	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.0%
	Securities Lending Collateralcc: 6.9%
11,865,615	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $11,865,726, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $12,102,928, due 06/15/16-02/20/66)	11,865,615	1.6

See Accompanying Notes to Financial Statements

12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

11,865,615	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $11,865,716, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $12,102,927, due 10/09/19-08/20/45)	11,865,615	1.6
11,865,615	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $11,865,716, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $12,102,927, due 09/28/16-03/20/66)	11,865,615	1.7
10,039,516	Royal Bank of Canada, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $10,039,596, collateralized by various U.S. Government Agency Obligations, 1.750%-6.000%, Market Value plus accrued interest $10,240,306, due 06/01/18-06/01/46)	10,039,516	1.4
4,322,797	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/16, 0.37%, due 06/01/16 (Repurchase Amount $4,322,841, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $4,415,985, due 04/15/18-01/15/29)	4,322,797	0.6
		49,959,158	6.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
22,023,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $22,023,000)	22,023,000	3.1

	Total Short-Term Investments
	(Cost $71,982,158)	71,982,158	10.0

	Total Investments in Securities (Cost $723,556,413)	$766,973,283	106.8
	Liabilities in Excess of Other Assets	(48,824,177)	(6.8)
	Net Assets	$718,149,106	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.

Cost for federal income tax purposes is $726,920,067.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$83,144,206
Gross Unrealized Depreciation	(43,090,990)

Net Unrealized Appreciation	$40,053,216

See Accompanying Notes to Financial Statements

13

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a- 2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 5, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 5, 2016